Exhibit 10.2

BACKSTOP COMMITMENT AGREEMENT

AMONG

EP ENERGY CORPORATION

EACH OF THE OTHER DEBTORS LISTED ON SCHEDULE 1 HERETO

AND

THE COMMITMENT PARTIES PARTY HERETO

Dated as of October 18, 2019

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TABLE OF CONTENTS

		Page

Section 10.11	No Reliance	68

Section 10.12	Publicity	68

Section 10.13	Settlement Discussions	68

Section 10.14	No Recourse	69

Section 10.15	Fiduciary Duties	69

Section 10.16	Severability	69

Section 10.17	Additional Commitment Parties	69

SCHEDULES

Schedule 1	Subsidiaries
Schedule 2	Commitment Parties
Schedule 3	Consents

EXHIBITS

Exhibit A	Form of Joinder Agreement for Related Purchaser
Exhibit B-1	Form of Joinder Agreement for Existing Commitment Party Purchaser
Exhibit B-2	Form of Amendment for Existing Commitment Party Purchaser
Exhibit C	Form of Joinder Agreement for New Purchaser
Exhibit D	Form of Funding Notice

v

BACKSTOP COMMITMENT AGREEMENT

THIS BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of October 18, 2019, is made by and among (i) EP Energy Corporation (the “Company”), each of its direct and indirect subsidiaries listed on Schedule 1 hereto (together with the Company, each a “Debtor” and collectively, the “Debtors”), on the one hand, and (ii) each of the Commitment Parties (as defined below), on the other hand.  Each Debtor and each Commitment Party is referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, each of the Debtors has entered into a PSA (as defined below), which provides for the restructuring of their capital structure and financial obligations pursuant to a Plan (as defined herein) to be filed in a proceeding (the “Chapter 11 Cases”) commenced on October 3, 2019 (the “Petition Date”) under Title 11 of the United States Code, 11 U.S.C. §§ 101—1532 (as amended from time to time, the “Bankruptcy Code”) in the United States Bankruptcy Court for Southern District of Texas (together with any court with jurisdiction over the Chapter 11 Cases, the “Bankruptcy Court”), to restructure their capital structure and financial obligations;

WHEREAS, in connection with their entry into this Agreement, each of the Debtors will enter into agreements to effectuate, among other things, the terms and conditions summarized in the restructuring term sheet attached as Exhibit A to the PSA (the “Term Sheet”), in accordance with the PSA;

WHEREAS, in connection with the Chapter 11 Cases, the Debtors have engaged in good faith, arm’s-length negotiations with certain parties in interest regarding the terms of the Plan;

WHEREAS, pursuant to the Plan and this Agreement, and in accordance with the Rights Offering Procedures, the Company will conduct a rights offering for the Rights Offering Shares (as defined below); and

WHEREAS, subject to the terms and conditions contained in this Agreement, each Commitment Party has agreed to purchase (on a several and not joint basis) Unsubscribed Shares (as defined below), if any, for aggregate cash consideration not to exceed its Backstop Commitment Percentage (as defined below) of the Unsubscribed Amount (as defined below).

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1                        Definitions.  Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“1.125 Lien Indenture” means that certain indenture dated as of May 23, 2018 by and among EP Energy LLC and Everest Acquisition Finance Inc., as issuers, Wilmington Trust, National Association, as trustee and notes collateral agent, and certain of the Debtors as guarantors.

“1.25 Lien Indenture” means that certain indenture dated as of November 29, 2016 by and among EP Energy LLC and Everest Acquisition Finance Inc., as issuers, Wilmington Trust, National Association, as trustee and notes collateral agent, and certain of the Debtors as guarantors.

“1.25 Lien Notes” means the 8.000% Senior Secured Notes due 2024 issued pursuant to the 1.25 Lien Indenture.

“1.25 Lien Notes Claims” means all Claims against any Debtor arising under or in connection with (a), the 1.25 Lien Notes, (b) the 1.25 Lien Indenture, and (c) the 1.25 Lien Security Agreements.

“1.25 Lien Security Agreements” means the collateral agreements, security agreements, pledge agreements, collateral assignments, mortgages and related agreements, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time, creating the security interests in the collateral for the benefit of the holders of the 1.25 Lien Notes Claims as contemplated by the 1.25 Lien Indentures.

“1.5 Lien Indentures” means, collectively, the 8.000% 1.5 Lien Indenture and the 9.375% 1.5 Lien Indenture.

“1.5 Lien Notes” means, collectively, the 8.000% 1.5 Lien Notes and the 9.375% 1.5 Lien Notes.

“1.5 Lien Notes Claims” means all Claims against any Debtor arising under or in connection with (a), the 1.5 Lien Notes, (b) the 1.5 Lien Indentures, and (c) the 1.5 Lien Security Agreements.

“1.5 Lien Security Agreements” means the collateral agreements, security agreements, pledge agreements, collateral assignments, mortgages and related agreements, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time, creating the security interests in the collateral for the benefit of the holders of the 1.5 Lien Notes Claims as contemplated by the 1.5 Lien Indentures.

“8.000% 1.5 Lien Indenture” means that certain indenture dated as of February 6, 2017 by and among EP Energy LLC and Everest Acquisition Finance Inc., as issuers, Wilmington Trust, National Association, as trustee and notes collateral agent, and certain of the Debtors as guarantors.

“8.000% 1.5 Lien Notes” means the 8.000% Senior Secured Notes due 2025 issued pursuant to the 8.000% 1.5 Lien Indenture.

“9.375% 1.5 Lien Indenture” means that certain indenture dated as of January 3, 2018 by and among EP Energy LLC and Everest Acquisition Finance Inc., as issuers, Wilmington

Trust, National Association, as trustee and notes collateral agent, and certain of the Debtors as guarantors

“9.375% 1.5 Lien Notes” means the 9.375% Senior Secured Notes due 2024 issued pursuant to the 9.375% 1.5 Lien Indenture.

“Additional Cash Commitment” has the meaning set forth in Section 10.17(a).

“Additional Commitment Parties” has the meaning set forth in Section 10.17(a).

“Additional Commitment Party Joinders” has the meaning set forth in Section 10.17(a).

“Advisors” means Milbank LLP, Paul, Weiss, Rifkind, Wharton & Garrison LLP, Debevoise & Plimpton LLP, Houlihan Lokey, Inc., W.D.Von Gonten & Co., DeGolyer and MacNaughton Corp. and Moelis & Company in their capacities as legal, and financial advisors, respectively, to certain of the Commitment Parties.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person); provided, that for purposes of this Agreement, no Commitment Party shall be deemed an Affiliate of the Debtors or any of their Subsidiaries.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Aggregate Commitment Amount” means an amount equal to the sum of the Commitment Amounts of all Commitment Parties listed on Schedule 2, which is $463,000,000 as of the date hereof.

“Aggregate Fully Diluted Common Shares” means the total number of New EP Common Shares outstanding as of the Closing Date after giving effect to the Plan and this Agreement (including the Backstop Commitment and the Commitment Premium), but excluding any New EP Common Shares issued or issuable pursuant to the EIP, the Private Placement (as defined in the PSA) (if applicable), and the Jeter Contribution (as defined in the PSA).

“Agreement” has the meaning set forth in the Preamble.

“Alternative Restructuring” means any dissolution, winding up, liquidation, reorganization, recapitalization, assignment for the benefit of creditors, merger, transaction, consolidation, business combination, joint venture, partnership, sale of all or substantially all assets, financing (debt or equity), restructuring (in each case, of all or substantially all of the Debtors, their assets, or their capital structure), or repurchase, refinancing, extension or repayment of a material portion of the Debtors’ funded debt (in each case, outside of the ordinary course of business) other than in accordance with or in furtherance of the Restructuring.

“Antitrust Authorities” means the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the attorneys general of the several states of the United States and any other Governmental Entity having jurisdiction pursuant to the Antitrust Laws, and “Antitrust Authority” means any one of them.

“Antitrust Laws” mean the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, and any other Law governing agreements in restraint of trade, monopolization, pre-merger notification, the lessening of competition through merger or acquisition or anti-competitive conduct, and any foreign investment Laws.

“Applicable Consent” has the meaning set forth in Section 4.9.

“Available Backstop Commitment” has the meaning set forth in this Section 1.1 in the definition of “Available Commitment”.

“Available Commitment” means (x) the Exchange Amount of a Defaulting Commitment Party (“Available Exchange Commitment”), and (y) the Commitment Amount of a Defaulting Commitment Party to the extent in excess of such Defaulting Commitment Party’s Exchange Amount (“Available Backstop Commitment”).

“Available Exchange Commitment” has the meaning set forth in this Section 1.1 in the definition of “Available Commitment”.

“Backstop Cash Amount” has the meaning set forth in Section 2.2(b).

“Backstop Commitment” has the meaning set forth in Section 2.2(b).

“Backstop Commitment Percentage” means, with respect to any Commitment Party, the quotient of (a) such Commitment Party’s Commitment Amount and (b) the Aggregate Commitment Amount; provided, however, that solely for purposes of calculating the number of Backstop Shares required to be purchase pursuant to a Commitment Party’s Backstop Commitment, (x) such Commitment Party’s Commitment Amount shall be deemed reduced by an amount equal to the Exchange Subscription Amount and Cash Subscription Amount of such Commitment Party, and (y) the Aggregate Commitment Amount shall be deemed reduced by an amount equal to the aggregate of the Exchange Subscription Amounts and Cash Subscription Amounts of all Commitment Parties (except, in the case of clause (y), to the extent that the aggregate of the Exchange Subscription Amount and Cash Subscription Amount of any Commitment Party exceeded such Commitment Party’s Commitment Amount). Notwithstanding the foregoing, the Commitment Amount of any Commitment Party shall not be deemed reduced to a number that is less than zero for any purposes under this Agreement.  Any reference to “Backstop Commitment Percentage” in this Agreement means the Backstop Commitment Percentage in effect at the time of the relevant determination, subject to the proviso in the first sentence of this definition.

“Backstop Shares” has the meaning set forth in Section 2.2(b).

“Bankruptcy Code” has the meaning set forth in the Recitals.

“Bankruptcy Court” has the meaning set forth in the Recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure and the local rules and general orders of the Bankruptcy Court, as in effect on the Petition Date, together with all amendments and modifications thereto subsequently made applicable to the Chapter 11 Cases.

“BCA Approval Order” means an Order, in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company, entered by the Bankruptcy Court approving the Debtors’ entry into this Agreement.

“Book-Entry Transfer Procedures” has the meaning set forth in Section 2.4(a)(vi).

“Business Day” means any day, other than a Saturday, Sunday or legal holiday, as defined in Bankruptcy Rule 9006(a).

“Bylaws” means the amended and restated bylaws of the Company as of the Closing Date, which shall be consistent with the terms set forth in the Term Sheet and otherwise be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company.

“Cash Funding Amount” has the meaning set forth in Section 2.2(b).

“Cash Purchase Price” means (a) 65% of $900,000,000, divided by (b) the Aggregate Fully Diluted Common Shares, rounded to two decimal places.

“Cash Subscription Amount” has the meaning set forth in Section 2.2(a)(iii).

“Cash Subscription Shares” has the meaning set forth in Section 2.2(a)(iii).

“Certificate of Incorporation” means the amended and restated certificate of incorporation of the Company as of the Closing Date, which shall be consistent with the terms set forth in the Term Sheet and otherwise be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company.

“Chapter 11 Cases” has the meaning set forth in the Recitals.

“Claim” means any “claim” against any Debtor as defined in Section 101(5) of the Bankruptcy Code, including any Claim arising after the Petition Date.

“Cleansing Materials” has the meaning set forth in Section 6.4(d).

“Closing” has the meaning set forth in Section 2.5(a).

“Closing Date” has the meaning set forth in Section 2.5(a).

“Code” means the Internal Revenue Code of 1986.

“Commitment Amount” means, with respect to any Commitment Party, the amount set forth opposite such Commitment Party’s name under the column titled “Commitment Amount” on Schedule 2 (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement).  Any reference to “Commitment Amount” in this Agreement means the Commitment Amount in effect at the time of the relevant determination.

“Commitment Party” means each holder of a Backstop Commitment that is party to this Agreement, including any holder of a Backstop Commitment that is a Related Purchaser, Existing Commitment Party Purchaser or a New Purchaser that has joined this Agreement pursuant to a joinder entered into pursuant to Section 2.6(b), Section 2.6(c)(ii), or Section 2.6(d), respectively.

“Commitment Party Default” means, with respect to a Commitment Party, such Commitment Party (a “Defaulting Commitment Party”) or a Related Purchaser of such Commitment Party: (a) at any time prior to the Rights Offering Record Date, fails to be the beneficial owner of the minimum amount of aggregate principal amount of 1.5 Lien Notes Claims necessary for it to receive Subscription Rights sufficient for it to be capable of complying with its obligations pursuant to Section 2.2(a)(i); (b) at any time prior to the Closing Date, fails to be the beneficial owner of 1.25 Lien Notes Claims with a principal amount of at least its Exchange Amount; (c) fails to exercise its Subscription Rights in the amount of its Exchange Amount pursuant to and in accordance with the Plan and Section 2.2(a)(i); (d) fails to deliver and pay its Cash Funding Amount or Exchange Subscription Amount by the Subscription Escrow Funding Date (or, in the case of the Cash Funding Amount of any Commitment Parties that are not Initial Commitment Parties, by the Rights Offering Effective Time) in accordance with Section 2.4(a) and Section 2.4(b); or (e) denies or disaffirms in writing (electronic or otherwise) its obligations pursuant to this Agreement.

“Commitment Party Replacement” has the meaning set forth in Section 2.3(a).

“Commitment Party Replacement Period” has the meaning set forth in Section 2.3(a).

“Commitment Premium” has the meaning set forth in Section 3.1.

“Commitment Premium Share Amount” means, with respect to a Commitment Party, the number of New EP Common Shares equal to (i) the Commitment Premium payable to such Commitment Party, divided by (ii) the Cash Purchase Price.

“Company” has the meaning set forth in the Preamble.

“Company Disclosure Schedules” means the disclosure schedules delivered by the Company to the Commitment Parties on the date of this Agreement.

“Company Plan” means any employee pension benefit plan, as such term is defined in Section 3(2) of ERISA (other than a Multiemployer Plan), subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and (i) sponsored or maintained (at the time of determination) by the Debtors or any of their Subsidiaries, or (ii)  for which the Debtors or any of their Subsidiaries has liability, including on account of any ERISA

Affiliate, in relation to such plan sponsored or maintained within the previous five years, or in respect of which the Debtors or any of their Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Company SEC Documents” has the meaning set forth in Section 4.12.

“Complete Business Day” means on any Business Day, the time from 12:00 AM to 11:59 PM (inclusive) on such Business Day.

“Confirmation Order” means an Order of the Bankruptcy Court, in form and substance reasonably satisfactory to the Requisite Commitment Parties, confirming the Plan pursuant to Section 1129 of the Bankruptcy Code, which remains in full force and effect and is not subject to a stay.

“Contract” means any written agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, but excluding the Plan.

“Customary Securities Lending Arrangement” has the meaning set forth in this Section 1.1 in the definition of “Transfer”.

“Debtor” has the meaning set forth in the Preamble.

“Defaulting Commitment Party” has the meaning set forth in this Section 1.1 in the definition of “Commitment Party Default”.

“Definitive Documents” has the meaning set forth in the PSA.

“DIP Facility” means any debtor-in-possession financing agreement entered into by and among EPE Acquisition, LLC, as borrower, certain of the other Debtors as guarantors and the financial institutions party thereto, as lenders.

“DIP Order” means, collectively, the Final DIP Order and any other interim or final Order authorizing the Debtors to obtain postpetition financing or use cash collateral that, in each case, are in form and substance reasonably satisfactory to the Requisite Commitment Parties (it being understood that the cash collateral order entered on October 3, 2019 [Docket No. 65] is in form and substance reasonably satisfactory to the Requisite Commitment Parties).

“Disclosure Statement” means the disclosure statement for the Plan approved by the Bankruptcy Court (including all exhibits and schedules thereto), in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company and each as may be further amended, supplemented or otherwise modified from time to time in a manner that is reasonably satisfactory to the Requisite Commitment Parties and the Company.

“Effective Date” means the date upon which (a) no stay of the Confirmation Order is in effect, (b) all conditions precedent to the effectiveness of the Plan have been satisfied or are expressly waived in accordance with the terms thereof, as the case may be, (c) the transactions to occur on the Effective Date pursuant to the Plan become effective or are consummated and (d) the substantial consummation (as defined in section 1101 of the Bankruptcy Code) of the Plan occurs.

“EIP” means the employee incentive plan referenced in the Term Sheet.

“Environmental Laws” means all applicable Laws, relating in any way to the protection of the environment, the preservation or reclamation of natural resources, or the Release or threatened Release of, or exposure to, any Hazardous Material.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Debtors or any of their Subsidiaries, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) the occurrence of any Reportable Event with respect to a Company Plan; (b) any failure by any Company Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Company Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Company Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Company Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the incurrence by the Debtors or any of their Subsidiaries or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Company Plan or Multiemployer Plan; (e) a determination that any Company Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); (f) the receipt by the Debtors or any of their Subsidiaries or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Company Plan or to appoint a trustee to administer any Company Plan under Section 4042 of ERISA; (g) the incurrence by the Debtors or any of their Subsidiaries or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Company Plan or Multiemployer Plan; (h) the receipt by the Debtors or any of their Subsidiaries or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Debtors or any of their Subsidiaries or any ERISA Affiliate of any notice, concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical status “ (within the meaning of Section 305 of ERISA or Section 432 of the Code); or (i) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Company Plan.

“Escrow Agent” means an escrow agent appointed by the Company and reasonably satisfactory to the Requisite Commitment Parties.

“Event” means any event, development, occurrence, circumstance, effect, condition, result, state of facts or change.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Amount” means, with respect to any Commitment Party, the amount opposite such Commitment Party’s name under the column titled “Exchange Amount” on Schedule 2 (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement).  Any reference to “Exchange Amount” in this Agreement means the Exchange Amount in effect at the time of the relevant determination.

“Exchange Purchase Price” means (a) 74.3% of $900,000,000, divided by (b) the Aggregate Fully Diluted Common Shares, rounded to two decimal places.

“Exchange Shares” has the meaning set forth in Section 2.2(a)(i).

“Exchange Subscription Amount” has the meaning set forth in Section 2.2(a)(ii).

“Existing Commitment Party Purchaser” has the meaning set forth in Section 2.6(c).

“Exit Facility” means the “Exit Facility” as defined in the Term Sheet.

“Expense Reimbursement” has the meaning set forth in Section 3.3(a).

“Filing Party” has the meaning set forth in Section 6.14(b).

“Final DIP Order” means an Order authorizing use of cash collateral and/or debtor-in-possession financing, which is a Final Order in form and substance reasonably satisfactory to the Requisite Commitment Parties.

“Final Order” means, as applicable, an Order of the Bankruptcy Court or other court of competent jurisdiction, which has not been reversed, stayed, reconsidered, readjudicated, modified or amended, and as to which the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the Order could be appealed or from which certiorari could be sought or the new trial, re-argument or rehearing shall have been denied, resulted in no modification of such Order or has otherwise been dismissed with prejudice; provided, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or other rule of similar application, may be filed relating to such Order shall not cause such Order to not be a Final Order.

“Financial Statements” has the meaning set forth in Section 4.11(a).

“Funding Notice” has the meaning set forth in Section 2.4(a).

“GAAP” has the meaning set forth in Section 4.11(a).

“Governmental Entity” means any U.S. or non-U.S. international, regional, federal, state, municipal or local governmental, judicial, administrative, legislative or regulatory authority, entity, instrumentality, agency, department, commission, court or tribunal of competent jurisdiction (including any branch, department or official thereof).

“Hazardous Materials” means all pollutants, contaminants, wastes, chemicals, materials, substances and constituents that are listed, regulated or defined as hazardous, toxic, pollutants or contaminants under any Environmental Laws, including materials defined as “hazardous substances” under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., and any radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indemnified Claim” has the meaning set forth in Section 8.2.

“Indemnified Person” has the meaning set forth in Section 8.1.

“Indemnifying Party” has the meaning set forth in Section 8.1.

“Institutional Accredited Investor” means institutional “accredited investors” as such term is defined in Rule 501(a)(1), (2), (3) or (7) of the U.S. Securities Act.

“Initial Commitment Parties” means each Person who is a Commitment Party as of the date hereof.

“Intellectual Property” means all of the following in any jurisdiction throughout the world and all corresponding rights therein, in each case, that are material: (a) inventions, patents and industrial designs (including utility model rights, design rights and industrial property rights), patent and industrial design applications, and patent disclosures, together with all reissues, continuations, continuations-in-part, revisions, divisionals, extensions, and reexaminations of any of the foregoing; (b) trademarks, service marks, designs, trade dress, logos, slogans, trade names, business names, corporate names, internet domain names, and all other indicia of origin, all applications and registrations in connection therewith, and all goodwill associated with any of the foregoing (this clause (b), “Marks”); (c) works of authorship, copyrights, software, data, database rights and moral rights, and all applications and registrations in connection therewith; (d) trade secrets and other confidential information, including know how, methods, processes, techniques, formulae, and product specifications; and (e) any other intellectual property rights.

“IRS” means the United States Internal Revenue Service.

“Joint Filing Party” has the meaning set forth in Section 6.14(c).

“Knowledge” means the actual knowledge, after reasonable inquiry of their direct reports, of the chief executive officer, chief financial officer or chief operating officer of such Person.  As used herein, “actual knowledge” means information that is personally known by the listed individual(s).

“Law” means any law (statutory or common), statute, regulation, rule, code or ordinance enacted, adopted, issued or promulgated by any Governmental Entity.

“Legal Proceedings” has the meaning set forth in Section 4.15.

“Legend” has the meaning set forth in Section 6.13.

“Lien” means any lien, adverse claim, charge, option, right of first refusal, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, conditional sale or other title retention agreement, defect in title, lien or judicial lien as defined in Sections 101(36) and (37) of the Bankruptcy Code or other restrictions of a similar kind.

“Losses” has the meaning set forth in Section 8.1.

“Marks” has the meaning set forth in this Section 1.1 in the definition of “Intellectual Property.”

“Material Adverse Effect” means any Event after December 31, 2018 which individually, or together with all other Events, has had or would reasonably be expected to have a material and adverse effect on (a) the business, assets, liabilities, finances, properties, results of operations or condition (financial or otherwise) of the Debtors and their Subsidiaries, taken as a whole, or (b) the ability of the Debtors and their Subsidiaries, taken as a whole, to perform their respective obligations under, or to consummate the transactions contemplated by, the Transaction Agreements, including the Rights Offering, in each case, except to the extent such Event results from, arises out of, or is attributable to, the following (either alone or in combination):  (i) any change after the date hereof in global, national or regional political conditions (including acts of war, terrorism or natural disasters) or in the general business, market, financial or economic conditions affecting the industries, regions and markets in which the Debtors and their Subsidiaries operate; (ii) any changes after the date hereof in applicable Law or GAAP, or in the interpretation or enforcement thereof; (iii) the execution, announcement or performance of this Agreement or the other Transaction Agreements or the transactions contemplated hereby or thereby, including, without limitation, the Restructuring Transactions (as defined in the Term Sheet); (iv) changes in the market price or trading volume of the claims or equity or debt securities of the Debtors or any of their Subsidiaries (but not the underlying facts giving rise to such changes unless such facts are otherwise excluded pursuant to the clauses contained in this definition); or (v) the filing or pendency of the Chapter 11 Cases or actions taken in connection with the Chapter 11 Cases in compliance with the Bankruptcy Code and Bankruptcy Rules and not inconsistent with this Agreement, the PSA, or the Plan; provided, that the exceptions set forth in clauses (i) and (ii) of this definition shall not apply to the extent that such Event is disproportionately adverse to the Debtors and their Subsidiaries, taken as a whole, as compared to other companies comparable in size and scale to the Debtors and their Subsidiaries operating in the industries and geographic locations in which the Debtors and their Subsidiaries operate.

“Material Contract” means: all (a) “plans of acquisition, reorganization, arrangement, liquidation or succession” and “material contracts” (as such terms are defined in Items 601(b)(2) and 601(b)(10) of Regulation S-K under the Exchange Act) to which the Debtors or any of their Subsidiaries is a party; and (b) Contracts pursuant to which the Debtors would reasonably be expected to incur liabilities, or receive revenues, in each case, in excess of $50,000,000 over any twelve month period.

“Milestones” has the meaning set forth in Section 6.16.

“Money Laundering Laws” has the meaning set forth in Section 4.28.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Debtors or any of their Subsidiaries is making or accruing an obligation to make contributions, has within any of the preceding six plan years made or accrued an obligation to make contributions, or otherwise has liability, including on account of an ERISA Affiliate.

“New EP Common Shares” means those certain shares of common stock, or other membership units, partnership interests or other equity interests issued by the Reorganized Company.

“New Purchaser” has the meaning set forth in Section 2.6(d).

“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator of applicable jurisdiction.

“Outside Date” has the meaning set forth in Section 9.2(a).

“Owned IP” means all Intellectual Property owned or purported to be owned by the Debtors or any of their Subsidiaries, including the Registered IP.

“Party” has the meaning set forth in the Preamble.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Permitted Liens” means (a) Liens for Taxes that (i) are not due and payable or (ii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (b) mechanics Liens and similar Liens for labor, materials or supplies or other like Liens arising by operation of law or incident to the exploration, development, operation and maintenance of oil and gas properties, in each case, as provided with respect to any Real Property or personal property incurred in the ordinary course of business consistent with past practice, for amounts that are not more than sixty (60) days delinquent and that do not materially detract from the value of, or materially impair the use of, any of the Real Property or personal property of the Debtors or any of their Subsidiaries; (c) zoning, building codes and other land use Laws regulating the use or occupancy of any Real Property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such Real Property; provided, that no such zoning, building codes and other land use Laws prohibit the use or occupancy of such Real Property; (d) easements, covenants, conditions, restrictions and other similar matters adversely affecting title to any Real Property and other title defects that do not or would not materially impair the use or occupancy of such Real Property or the operation of the Debtors’ or any of their Subsidiaries’ business; (e) from and after the occurrence of the Effective Date, Liens granted in connection with the Exit Facility and the Reinstated Debt; (f) Liens listed on Section 1.1 of the Company Disclosure Schedules; (g) non-exclusive Intellectual Property licenses; (h) Liens that, pursuant to the Confirmation Order, will not survive beyond the Effective Date;  and (i) Liens created or expressly permitted to exist pursuant to any order of the Bankruptcy Court.

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, associate, trust, Governmental Entity or other entity or organization.

“Petition Date” has the meaning set forth in the Recitals.

“Plan” means the Debtors’ joint plan of reorganization, which shall be consistent with the terms set forth in the Term Sheet and shall otherwise be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Debtors.

“Plan Solicitation Order” means an Order, in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company, approving the Disclosure Statement and the solicitation with respect to the Plan.

“Pre-Closing Period” has the meaning set forth in Section 6.3.

“PSA” means that certain Plan Support Agreement entered into by and among the Company, the other Debtors and the Supporting Noteholders, dated as of October 18, 2019 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof), including the exhibits and schedules thereto.

“Purchase Price” means, with respect to a purchase or issuance of New EP Common Shares pursuant to the Rights Offering Procedures or this Agreement, the Cash Purchase Price or the Exchange Purchase Price, as applicable.

“Real Property” means, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee simple or leased by the Debtors or any of their Subsidiaries, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures incidental to the ownership or lease thereof.

“Registered IP” has the meaning assigned to it in Section 4.17.

“Registration Rights Agreement” has the meaning set forth in Section 6.7(a).

“Reinstated 1.125 Lien Notes” means the 1.125 Lien Notes, issued pursuant to the 1.125 Lien Indenture, upon being rendered unimpaired pursuant to Section 1124(2) of the Bankruptcy Code pursuant to the Plan to the extent of 1.125 Lien Notes that have not been redeemed or repaid prior to the Closing.

“Reinstated 1.25 Lien Notes” means the 1.25 Lien Notes, issued pursuant to the 1.25 Lien Indenture, upon being rendered unimpaired pursuant to Section 1124(2) of the Bankruptcy Code pursuant to the Plan to the extent of 1.25 Lien Notes that have not been redeemed or repaid prior to the Closing.

“Reinstated Debt” means the Reinstated 1.125 Lien Notes and the Reinstated 1.25 Lien Notes”.

“Related Fund” means (a) any investment funds or other entities who are advised by the same investment advisor and (b) any investment advisor with respect to an investment fund or entity it advises.

“Related Party” means, with respect to any Person, (i) any former, current or future director, officer, agent, Representative, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (ii) any former, current or future director, officer, agent, Representative, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing, in each case solely in their respective capacity as such.

“Related Purchaser” has the meaning set forth in Section 2.6(b).

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the environment.

“Reorganized Company” means any of (a) the Company as reorganized pursuant to and under the Plan, or (b) any successor thereto, by merger, consolidation, or otherwise or (c) a new corporation or limited liability company that may be formed or caused to be formed by the Debtors or the Requisite Commitment Parties to, among other things, directly or indirectly acquire substantially all of the assets and/or stock of the Debtors and issue the New EP Common Shares to be distributed or sold pursuant to the Plan, as approved by the Requisite Commitment Parties in the case of (b) or (c).

“Reorganized Company Corporate Documents” means the Bylaws and the Certificate of Incorporation or formation or other comparable constituting documents of the Reorganized Company, which in each case shall be consistent with the terms set forth in the Term Sheet and otherwise be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company.

“Replacement Commitment Parties” has the meaning set forth in Section 2.3(a).

“Reportable Event” means any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Company Plan (other than a Company Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

“Reports” has the meaning set forth in Section 6.5(a).

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.

“Requisite Commitment Parties” shall mean each of Apollo Management Holdings, L.P. and Elliott Associates, L.P. and Elliott International, L.P. and their respective Affiliates that are Commitment Parties.

“Restructuring” has the meaning set forth in the PSA.

“Restructuring Transactions” has the meaning set forth in the Term Sheet.

“Review Period” has the meaning set forth in Section 6.4(d).

“Rights Offering” means the rights offering for New EP Common Shares to be conducted in reliance upon the exemption from registration under the Securities Act provided in Section 4(a)(2) of the Securities Act that is backstopped by the Commitment Parties in connection with the Restructuring Transactions substantially on the terms reflected in the PSA and this Agreement, and in accordance with the Rights Offering Procedures.  For the avoidance of doubt, the product of (i) the number of Rights Offering Shares multiplied by (ii) the applicable Purchase Prices shall not exceed the Rights Offering Amount.

“Rights Offering Amount” means $475,000,000, which is the sum total of the maximum aggregate amount of cash consideration to be paid, and Reinstated 1.25 Lien Notes to be exchanged, for the Rights Offering Shares, as set forth in the Rights Offering Procedures.

“Rights Offering Commencement Time” means the time and date set forth in the Rights Offering Procedures under the definition of “Subscription Commencement Date” therein.

“Rights Offering Expiration Time” means the time and the date on which the rights offering subscription form must be duly delivered to the Rights Offering Subscription Agent in accordance with the Rights Offering Procedures, together with an amount equal to the Cash Purchase Price multiplied by the number of Rights Offering Shares elected to be purchased for Cash by each Rights Offering Participant (other than the Initial Commitment Parties).

“Rights Offering Participants” means those holders of 1.5 Lien Notes Claims who duly subscribe for Rights Offering Shares in accordance with the Rights Offering Procedures.

“Rights Offering Procedures” means the those certain rights offering procedures to be used in connection with the Rights Offering that are approved by the Bankruptcy Court pursuant to the Solicitation Order, which procedures shall (i) permit each Rights Offering Participant (including, for the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, each Commitment Party) to exercise Subscription Rights to purchase Rights Offering Shares for cash at the Cash Purchase Price in an aggregate amount up to such Rights Offering Participant’s Pro Rata (as defined in the Term Sheet) share (based upon such Rights Offering Participant’s holdings of 1.5 Lien Notes Claims) of the Rights Offering Amount (less, in the case of each Commitment Party, such Commitment Party’s Exchange Amount); (ii) permit each Commitment Party to exercise Subscription Rights to purchase in exchange, on a dollar-for-dollar basis at the Exchange Purchase Price, for the assignment to the applicable Debtors or reorganized Debtors for cancellation of Reinstated 1.25 Lien Notes held or acquired by such Commitment Party, in an aggregate amount equal to such Commitment Party’s Exchange Amount; and (iii) otherwise be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company, as may be amended or modified in a manner that is reasonably acceptable to the Requisite Commitment Parties and the Company.

“Rights Offering Record Date” has the meaning set forth in the Rights Offering Procedures.

“Rights Offering Shares” means the New EP Common Shares issued in the Rights Offering (including all Unsubscribed Shares purchased by the Commitment Parties pursuant to this Agreement) issued pursuant to and in accordance with the Rights Offering Procedures.

“Rights Offering Subscription Agent” means a subscription agent appointed by the Company and reasonably satisfactory to the Requisite Commitment Parties.

“Sanctioned Jurisdiction” has the meaning set forth in Section 4.29.

“Sanctions” has the meaning set forth in Section 4.29.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subscription Escrow Account” has the meaning set forth in Section 2.4(a)(vi).

“Subscription Escrow Funding Date” has the meaning set forth in Section 2.4(b).

“Subscription Rights” means those certain rights of holders of 1.5 Lien Notes Claims to purchase the Rights Offering Shares at the applicable Purchase Price in accordance with the Rights Offering Procedures and the Plan.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary or Affiliate), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body thereof or (c) has the power to direct, or otherwise control, the business and policies thereof.

“Supporting Noteholder” has the meaning set forth in the PSA.

“Takeover Statute” means any restrictions contained in any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation.

“Taxes” means all taxes, assessments, duties, levies or other similar mandatory governmental charges paid to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other similar mandatory governmental charges of any kind whatsoever paid to a Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon and shall include any liability for such amounts as a result of being a member of a combined, consolidated, unitary or affiliated group, or as a transferee, successor, by contract, or otherwise.

“Term Sheet” has the meaning set forth in the Recitals.

“Termination Fee” means a nonrefundable aggregate fee in an amount equal to $26,000,000.

“Total Outstanding Shares” means the total number of the Reorganized Company’s New EP Common Shares outstanding immediately following the Closing, as provided in the Plan, and this Agreement.

“Transaction Agreements” means this Agreement, the Plan, the Disclosure Statement, the PSA, the Registration Rights Agreement, the Exit Facility and any documentation or agreements relating to the Registration Rights Agreement and the Exit Facility and such other agreements and any Plan supplements or documents referred to herein or therein.

“Transfer” means sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions in which any Person receives the right to own or acquire any current or future interest in) a Backstop Commitment, a Subscription Right, a 1.5 Lien Notes Claim or a New EP Common Share or the act of any of the aforementioned actions.  For the avoidance of doubt, to the extent that a Commitment Party’s 1.5 Lien Notes Claims or 1.25 Lien Notes Claims may be loaned by such Commitment Party (and consequently pledged, hypothecated, encumbered, or rehypothecated by) as part of customary securities lending arrangements (each such arrangement, a “Customary Securities Lending Arrangement”) and such Customary Securities Lending Arrangement does not and will not adversely affect such Party’s ability to timely satisfy any of its obligations under this Agreement, the Rights Offering Procedures or the PSA, such Customary Securities Lending Arrangement shall not be deemed a Transfer hereunder.

“Unfunded Pension Liability” means the excess of a Company Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Company Plan’s assets, determined in accordance with the assumptions used for funding the Company Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unsubscribed Amount” means $325,000,000, minus the aggregate cash consideration paid at the Rights Offering Expiration Time or to be paid at the Closing for Rights Offering Shares duly purchased in the Rights Offering in accordance with the Rights Offering Procedures and the Plan.  For the avoidance of doubt, the Cash Subscription Amount of any Commitment Party shall not be included in the Unsubscribed Amount.

“Unsubscribed Shares” means a number of Rights Offering Shares equal to (a) the Unsubscribed Amount, divided by (b) the Cash Purchase Price.

“willful or intentional breach” has the meaning set forth in Section 9.6(a).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2                        Construction.  In this Agreement, unless the context otherwise requires:

(a)                                 references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b)                                 references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;

(c)                                  words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(d)                                 the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(e)                                  the term this “Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(f)                                   “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(g)                                  references to “day” or “days” are to calendar days;

(h)                                 references to “the date hereof” means the date of this Agreement;

(i)                                     unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder in effect from time to time; and

(j)                                    references to “dollars” or “$” are to United States of America dollars.

ARTICLE II

BACKSTOP COMMITMENT

Section 2.1                        The Rights Offering.  On and subject to the terms and conditions hereof, including entry of the BCA Approval Order, the Company shall conduct the Rights Offering pursuant to, and in accordance with, the PSA, the Rights Offering Procedures, this Agreement and the Plan.

Section 2.2                        The Subscription Commitment; The Backstop Commitment.

(a)                                 On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Commitment Party agrees, severally and not jointly, to, in accordance with the Rights Offering Procedures and the Plan:

(i)                                     duly exercise its Subscription Rights to acquire a number of Rights Offering Shares equal to (x) such Commitment Party’s Exchange Amount, divided by (y) the Exchange Purchase Price (with respect to each Commitment Party, the number of Rights Offering Shares such Commitment Party is required to elect to purchase pursuant to this Section 2.2(a)(i), its “Exchange Shares”);

(ii)                                  purchase such Exchange Shares by making to the applicable Debtors or reorganized Debtors an assignment for cancellation of Reinstated 1.25 Lien Notes held by such Commitment Party with a principal amount equal to (x) the number of Exchange Shares to be acquired by such Commitment Party, multiplied by (y) the Exchange Purchase Price (such Commitment Party’s “Exchange Subscription Amount”); and

(iii)                               if a Commitment Party holds Subscription Rights to acquire Rights Offering Shares (including pursuant to any oversubscription procedures in connection therewith) in excess of the number of Exchange Shares to be acquired by such Commitment Party pursuant to the preceding clauses (i) and (ii), such Commitment Party shall be permitted, at its option, to exercise all or any portion of such excess Subscription Rights to purchase additional Rights Offering Shares in the Rights Offering (the Rights Offering Shares elected to be purchased by such Commitment Party, such Commitment Party’s “Cash Subscription Shares”) at the Cash Purchase Price (the aggregate cash consideration for such Cash Subscription Shares, if any, such Commitment Party’s “Cash Subscription Amount”).

The Rights Offering Procedures and the Plan shall provide that only the Commitment Parties shall have the right to participate in the exchange described in the preceding clauses (i) and (ii).

(b)                                 On and subject to the terms and conditions hereof, including entry of the Confirmation Order, at the Closing (as defined below), each Commitment Party agrees, severally and not jointly, to purchase, and the Company agrees to sell to such Commitment Party, a number of Rights Offering Shares equal to (i) such Commitment Party’s Backstop Commitment Percentage multiplied by (B) the aggregate number of Unsubscribed Shares (with respect to each Commitment Party, the number of Unsubscribed Shares to be purchased by such Commitment Party pursuant to this Section 2.2(b), its “Backstop Shares”) for an aggregate cash purchase price equal to (x) the number of Backstop Shares to be acquired by such Commitment Party pursuant to this Section 2.2(b), multiplied by (y) the Cash Purchase Price (such Commitment Party’s “Backstop Cash Amount” and, together with such Commitment Party’s Cash Subscription Amount (if any), its “Cash Funding Amount”).  The number of Backstop Shares to be acquired by each Commitment Party pursuant to this Section 2.2(b) shall be rounded among the Commitment Parties solely to avoid fractional shares, as the Company may determine in its reasonable discretion.  The obligations of the Commitment Parties to purchase Backstop Shares pursuant to this Section 2.2(b) shall be referred to as the “Backstop Commitment”.

Section 2.3                        Commitment Party Default.

(a)                                 Within five (5) Business Days after receipt of written notice from the Company to all Commitment Parties of a Commitment Party Default, which notice shall be given to all Commitment Parties promptly following the Company becoming aware of the occurrence of such Commitment Party Default (such five (5) Business Day period, the “Commitment Party Replacement Period”), the Commitment Parties (other than any Defaulting Commitment Party) and their respective Related Funds shall have the right, but not the obligation, to make arrangements for one or more of the Commitment Parties (other than any Defaulting Commitment Party) (such Commitment Parties, the “Replacement Commitment Parties”) to purchase all or any portion of the Available Commitment (such purchase, a “Commitment Party Replacement”) in such amounts, and allocated among the Replacement Commitment Parties, as may be agreed by all of the Replacement Commitment Parties, as follows (and otherwise on the terms and subject to the conditions set forth in this Agreement):

(i)                                     With respect to Available Exchange Commitment: by (A) reducing the Commitment Amount (and, dollar for dollar, the Exchange Amount) of the Defaulting Commitment Party and (B) (1) increasing the Commitment Amount of the Replacement Commitment Parties in an aggregate amount equal to the amount of the amount of such reduction of the Defaulting Commitment Party’s Commitment Amount pursuant to clause (A) and (2) at the option of the Replacement Commitment Parties, increasing the Exchange Amount of the Replacement Commitment Parties in an aggregate amount up to the amount of the amount of such reduction of the Defaulting Commitment Party’s Exchange Amount pursuant to clause (A) (but, with respect to the foregoing clause (2), only to the extent that each applicable Replacement Commitment Party holds 1.25 Lien Notes Claims sufficient to purchase, and is otherwise capable of purchasing, Exchange Shares in the Rights Offering pursuant to Section 2.2(a)(i) and Section 2.2(a)(ii) with respect to such increase in its Exchange Amount); and

(ii)                                  With respect to Available Backstop Commitment: by (A) reducing the Commitment Amount (and, on a proportional basis, the Commitment Premium and Termination Fee) of the Defaulting Commitment Party and (B) increasing the Commitment Amount (and, on a proportional basis, the Commitment Premium and Termination Fee) of the Replacement Commitment Parties in an aggregate amount equal to the amount of the reduction of the Defaulting Commitment Party’s Commitment Amount (and Commitment Premium and Termination Fee) pursuant to clause (A).

If a Commitment Party Default occurs, the Outside Date shall be delayed to the extent necessary (and only to the extent necessary) to allow for the Commitment Party Replacement to be completed within the Commitment Party Replacement Period.

(b)                                 Notwithstanding anything in this Agreement to the contrary, if a Commitment Party is a Defaulting Commitment Party (and regardless of whether or not such Defaulting Commitment Party’s Commitment Premium and/or Termination Fee were reduced to

$0 pursuant to Section 2.3(a)), it shall not be entitled to any of the Commitment Premium, Termination Fee, or expense reimbursement applicable to such Defaulting Commitment Party (including the Expense Reimbursement) or indemnification provided, or to be provided, under or in connection with this Agreement (and if (x) the Closing occurs notwithstanding such a default with respect to a Commitment Party, and (y) the amount funded in the Rights Offering (including the purchase of Unsubscribed Shares hereunder) is less than the Aggregate Commitment Amount because of the Commitment Party Default of such Defaulting Commitment Party, then the aggregate Commitment Premium payable by the Debtors shall be reduced by the amount of the Commitment Premium of such Defaulting Commitment Party as adjusted pursuant to Section 2.3(a)); provided that, for the avoidance of doubt, such reduction shall not reduce the amount of the Commitment Premium payable to each Commitment Party that is not a Defaulting Commitment Party).

(c)                                  For the avoidance of doubt, nothing in this Agreement shall be deemed to require a Commitment Party to purchase Rights Offering Shares (i) for consideration in the form of Reinstated 1.25 Lien Notes in excess of its Exchange Amount, or (ii) for aggregate cash consideration in excess of its Cash Funding Amount.

(d)                                 For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 9.6, but subject to Section 10.10, no provision of this Agreement shall relieve any Defaulting Commitment Party from any liability hereunder, or limit the availability of the remedies set forth in Section 10.9, in connection with any such Defaulting Commitment Party’s Commitment Party Default under this Article II or otherwise.

Section 2.4                        Subscription Escrow Account Funding. (a) No later than the fifth (5th) Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall deliver to each Commitment Party a written notice substantially in the form of Exhibit D attached hereto (the “Funding Notice”) of:

(i)                                     the (A) aggregate number of Exchange Shares with respect to which the Commitment Parties duly elected to exercise Subscription Rights pursuant to Section 2.2(a)(i), (B) the aggregate principal amount of Reinstated 1.25 Lien Notes required to be assigned by the Commitment Parties to the applicable Debtors or reorganized Debtors for cancellation pursuant to Section 2.2(a)(ii), (C) the aggregate number of Rights Offering Shares (excluding the Exchange Shares and any Unsubscribed Shares) for which Subscription Rights were duly exercised, (D) the aggregate cash purchase price required to be paid by the Rights Offering Participants in consideration for the purchase of the Rights Offering Shares described in the preceding clause (C), (E) the Unsubscribed Amount and (F) the number of Unsubscribed Shares;

(ii)                                  (A) the number of Exchange Shares to be issued and sold by the Company to such Commitment Party pursuant to Section 2.2(a)(i) and Section 2.2(a)(ii), (B) the Exchange Subscription Amount of such Commitment Party;

(iii)                               (A) the number of Rights Offering Shares such Commitment Party elected to purchase for the Cash Purchase Price in the Rights Offering pursuant to Section 2.2(a)(iii) and (B) the Cash Subscription Amount with respect thereto;

(iv)                              (A) the number of Backstop Shares to be issued and sold by the Company to such Commitment Party pursuant to Section 2.2(b) and (B) the Backstop Cash Amount with respect thereto;

(v)                                 the Cash Funding Amount of such Commitment Party; and

(vi)                              the account information (including wiring instructions) for the escrow account to which such Commitment Party shall deliver and pay its Cash Funding Amount (the “Subscription Escrow Account”), and the procedures (which shall be reasonably satisfactory to the Company and the Requisite Commitment Parties) for book-entry transfer of its Exchange Subscription Amount (the “Book-Entry Transfer Procedures”).

The Company shall promptly direct the Rights Offering Subscription Agent to provide any written backup, information and documentation relating to the information contained in the applicable Funding Notice as any Commitment Party may reasonably request.

(b)                                 No later than three (3) Business Days prior to the Effective Date (such date, the “Subscription Escrow Funding Date”), each Commitment Party shall deliver and pay (x) its Cash Funding Amount, by wire transfer in immediately available funds in U.S. dollars into the Subscription Escrow Account; provided, that each Commitment Party that is not an Initial Commitment Party shall deliver and pay its Cash Subscription Amount (if any) with respect to its Cash Subscription Shares (if any) at the Rights Offering Expiration Time pursuant to the Rights Offering Procedures, and (y) its Exchange Subscription Amount, in accordance with the Book-Entry Transfer Procedures, in each case in satisfaction of such Commitment Party’s Backstop Commitment and purchase obligations (if any) pursuant to the Rights Offering.  The Subscription Escrow Account shall be established with an Escrow Agent reasonably satisfactory to the Requisite Commitment Parties and the Company pursuant to an escrow agreement in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company.  If this Agreement is terminated in accordance with its terms, the funds held in the Subscription Escrow Account shall be released, and each Commitment Party shall receive from the Subscription Escrow Account the cash amount actually funded to the Subscription Escrow Account by such Commitment Party, without any interest, together with any Reinstated 1.25 Lien Notes actually transferred in accordance with the Book-Entry Transfer Procedures, in each case promptly following such termination.

Section 2.5                        Closing.  (a) Subject to Article VII, unless otherwise mutually agreed in writing between the Company and the Requisite Commitment Parties, the closing of the Rights Offering (the “Closing”) shall take place electronically at 11:00 a.m., New York City time, on the second (2nd) Business Day following the date on which all of the conditions set forth in Article VII shall have been satisfied or waived in accordance with this Agreement (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions).  The date on which the Closing actually occurs shall be referred to herein as the “Closing Date”.

(b)                                 At the Closing, the funds held in the Subscription Escrow Account and the Reinstated 1.25 Lien Notes transferred in accordance with the Book-Entry Transfer Procedures shall be released to the Company and utilized as set forth in, and in accordance with, the Plan and the Confirmation Order.

(c)                                  At the Closing, issuance of the New EP Common Shares will be made by the Company to each Commitment Party (or to its designee in accordance with Section 2.8) against payment of such Commitment Party’s Cash Funding Amount and Exchange Subscription Amount, in satisfaction of such Commitment Party’s Backstop Commitment and purchase obligations (if any) pursuant to the Rights Offering.   To the extent permitted by The Depository Trust Company, the Company shall use commercially reasonable efforts to cause all New EP Common Shares to be delivered into the account specified by a Commitment Party through the facilities of The Depository Trust Company, unless a Commitment Party requests delivery of a physical stock certificate; provided, however, that to the extent The Depository Trust Company does not permit the New EP Common Shares to be deposited through its facilities, such securities will be held on the books of the Company or its transfer agent.  Notwithstanding anything to the contrary in this Agreement, all New EP Common Shares will be delivered with all issue, stamp, transfer, sales and use, or similar transfer Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by the Company.

Section 2.6                        Transfer of Backstop Commitments.  (a) (i) No Commitment Party (or any permitted transferee thereof) may Transfer all or any portion of its Commitment Amount (x) to the Debtors or any of the Debtors’ Affiliates or (y) other than as provided in this Section 2.6(a) through Section 2.6(f), and (ii) notwithstanding any other provision of this Agreement, no Commitment Amount may be Transferred after the Company sends the Funding Notice.  No Commitment Party may make a Transfer of its Commitment Amount that would result in such Commitment Party having an Exchange Amount in excess of its remaining Commitment Amount.  A Commitment Party may only Transfer its Exchange Amount (or any portion thereof) (x) if permitted by Section 2.6(b) or Section 2.6(c), and (y) if such Transfer will not result in either the transferee or the transferor being or becoming a Defaulting Commitment Party.

(b)                                 Each Commitment Party may Transfer all or any portion of its Commitment Amount or Exchange Amount to any Affiliate or Related Fund (each, a “Related Purchaser”), provided, that such Commitment Party shall deliver to the Company and the Rights Offering Subscription Agent a joinder to this Agreement, substantially in the form attached hereto as Exhibit A, executed by such Commitment Party and such Related Purchaser.

(c)                                  Each Initial Commitment Party and its Related Purchasers may Transfer all or any portion of its Commitment Amount or Exchange Amount to any other creditworthy Commitment Party or such other Commitment Party’s Related Purchaser (each, an “Existing Commitment Party Purchaser”), provided, that (i) to the extent such Existing Commitment Party Purchaser is not a Commitment Party hereunder, prior to or concurrently with such Transfer such Initial Commitment Party shall deliver to the Company and the Rights Offering Subscription Agent a joinder to this Agreement, substantially in the form attached hereto as Exhibit B-1, executed by such Initial Commitment Party or Related Purchaser and such Existing Commitment Party Purchaser, and (ii) to the extent such Existing Commitment Party Purchaser is already a Commitment Party hereunder, such Initial Commitment Party or Related Purchaser shall deliver to the Company and the Rights Offering Subscription Agent an amendment to this Agreement, substantially in the form attached hereto as Exhibit B-2, executed by such Initial Commitment Party or Related Purchaser and such Existing Commitment Party Purchaser.

(d)                                 Each Initial Commitment Party and its Related Purchasers shall have the right to Transfer all or any portion of its Commitment Amount to any Person that either is or contemporaneously with such Transfer will become a party to the PSA that is not an Existing Commitment Party Purchaser (each of the Persons to whom a Transfer is made, a “New Purchaser”), provided, that (i)  such Transfer shall have been consented to by the Requisite Commitment Parties (such consent shall not be unreasonably withheld or conditioned and shall be deemed to have been given after two (2) Complete Business Days following notification in writing to Milbank LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP of a proposed Transfer by such Commitment Party); (ii) such Transfer shall have been consented to by the Company in writing in its sole discretion (with such consent being deemed to have been given after five (5) Complete Business Days following notification in writing to the Company of a proposed Transfer by such Commitment Party); and (iii) prior to and in connection with such Transfer such Initial Commitment Party or Related Purchaser shall deliver to the Company and the Rights Offering Subscription Agent a joinder to this Agreement, substantially in the form attached hereto as Exhibit C executed by such Initial Commitment Party or Related Purchaser, such New Purchaser and the Company.

(e)                                  Any Transfer of any Commitment Amount or Exchange Amount made (or attempted to be made) in violation of this Agreement shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Parties or any Commitment Party, and shall not create (or be deemed to create) any obligation or liability of any other Commitment Party or any Debtor to the purported transferee or limit, alter or impair any agreements, covenants, or obligations of the proposed transferor under this Agreement.  After the Closing Date, nothing in this Agreement shall limit or restrict in any way the ability of any Commitment Party (or any permitted transferee thereof) to Transfer any of the New EP Common Shares or any interest therein.

(f)                                   Upon compliance with Section 2.6(b), (c) or (d), as applicable, the transferring Commitment Party shall be deemed to relinquish its rights, and, solely with respect to a Transfer pursuant to Section 2.6(c) to an Initial Commitment Party or Section 2.6(d), be released from its obligations under this Agreement to the extent of such transferred rights and obligations (except for any claim for breach of this Agreement that occurs prior to such Transfer), and the transferee shall become an additional Commitment Party and be fully bound as a Commitment Party hereunder for all purposes of this Agreement. Upon the effectiveness of any Transfer of a Commitment Amount or Exchange Amount pursuant to Section 2.6(b), (c) or (d), as applicable, the Company shall update Schedule 2 to reflect such Transfer and to provide that the Commitment Premium and Termination Fee of each Commitment Party shall, in each case, equal 8.00% of the excess of such Commitment Party’s Commitment Amount over such Commitment Party’s Exchange Amount.  Such updates shall not constitute an amendment to this Agreement or otherwise be subject to any provision of this Agreement that applies to amendments of this Agreement.  No Transfer pursuant to Section 2.6(b) or Section 2.6(c) (except, in the case of Section 2.6(c), to the extent such Transfer is to an Initial Commitment Party) shall release a Commitment Party from any of its obligations under this Agreement in the event such transferee does not fulfill such obligations hereunder.

(g)                                  For the avoidance of doubt, nothing in this Agreement shall restrict the ability of a Commitment Party to transfer any 1.5 Lien Notes Claims in compliance with Section 3 of the PSA and Section 6.20 of this Agreement, and any such transfer shall not impair or otherwise affect the rights and obligations of such Commitment Party under this Agreement; provided that, other than as set forth in Section 2.9, no Commitment Party with an Exchange Amount shall Transfer any 1.5 Lien Notes Claims if, as a result of such Transfer, such Commitment Party would cease to be the beneficial owner of the minimum amount of aggregate principal amount of 1.5 Lien Notes Claims necessary for such Commitment Party to receive Subscription Rights sufficient for such Commitment Party to be capable of complying with its obligations pursuant to Section 2.2(a)(i).

Section 2.7                        [Reserved.]

Section 2.8                        Designation Rights.  Each Commitment Party shall have the right to designate by written notice to the Company no later than two (2) Business Days prior to the Closing Date that some or all of the Unsubscribed Shares and other Rights Offering Shares that it is obligated to purchase hereunder be issued in the name of, and delivered to a Related Purchaser of, such Commitment Party upon receipt by the Company of payment therefor in accordance with the terms hereof, which notice of designation shall (i) be addressed to the Company and signed by such Commitment Party and each such Related Purchaser, (ii) specify the number of Unsubscribed Shares and other Rights Offering Shares to be delivered to or issued in the name of such Related Purchaser and (iii) contain a confirmation by each such Related Purchaser of the accuracy of the representations set forth in Sections 5.4 through 5.6 as applied to such Related Purchaser; provided, that no such designation pursuant to this Section 2.8 shall relieve such Commitment Party from its obligations under this Agreement.

Section 2.9                        Consent to Transfers of Subscription Rights by Commitment Parties.  The Company hereby consents to any Transfer of the Subscription Rights held by any Commitment Party to any such Commitment Party’s Related Purchaser, which, for the avoidance of doubt, shall not require an accompanying Transfer of such Commitment Party’s interest in the corresponding 1.5 Lien Notes Claims.  Each Commitment Party may Transfer any of its 1.5 Lien Notes Claims following the Rights Offering Record Date without a corresponding transfer of Subscription Rights.

Section 2.10                 Notification of Aggregate Number of Exercised Subscription Rights.  Upon request from the Requisite Commitment Parties from time to time prior to the Rights Offering Expiration Time (and any permitted extensions thereto), the Company shall reasonably promptly direct the Rights Offering Subscription Agent to reasonably promptly notify the Commitment Parties of the aggregate number of Subscription Rights known by the Rights Offering Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request.

ARTICLE III

BACKSTOP COMMITMENT PREMIUM AND EXPENSE REIMBURSEMENT

Section 3.1                        Premium Payable by the Debtors.  Subject to Section 3.2, as consideration for the Backstop Commitment and the other agreements of the Commitment Parties in this Agreement, the Debtors shall pay or cause to be paid a nonrefundable aggregate premium in an amount equal to $26,000,000 (the “Commitment Premium”).  The Commitment Premium shall be payable, in accordance with Section 3.2, to the Commitment Parties (including any Replacement Commitment Party, but excluding any Defaulting Commitment Party) or their designees in the amounts set forth on Schedule 2.  Under no circumstances shall a reduction in the Rights Offering Amount result in a reduction of the Commitment Premium.

The provisions for the payment of the Commitment Premium, the Termination Fee and Expense Reimbursement, and the indemnification provided herein, are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement.  Subject to the Bankruptcy Court’s approval, the BCA Approval Order and the Plan shall provide that the Commitment Premium and the Termination Fee shall constitute an allowed administrative expense of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code.

Section 3.2                        Payment of Premium.  The Commitment Premium shall be fully earned, nonrefundable and non-avoidable upon entry of the BCA Approval Order and shall be paid by the Reorganized Company, free and clear of any withholding or deduction for any applicable Taxes, on the Closing Date as set forth above.  For the avoidance of doubt, to the extent payable in accordance with the terms of this Agreement, the Commitment Premium will be payable regardless of the amount of Unsubscribed Shares (if any) actually purchased.  The Reorganized Company shall satisfy its obligation to pay the Commitment Premium on the Closing Date, in lieu of any cash payment, by issuing a number of additional New EP Common Shares (rounding down to the nearest whole share solely to avoid fractional shares) to each Commitment Party (or its designee) equal to such Commitment Party’s Commitment Premium Share Amount.

Section 3.3                        Expense Reimbursementa.  (a) Until the earlier to occur of (i) the Closing and (ii) the termination of this Agreement in accordance with its terms, the Debtors agree to pay in accordance with Section 3.3(b): (A)  the reasonable and documented out-of-pocket fees and expenses (including reasonable travel costs and expenses), whether incurred before, on or after the Petition Date, of each of the Advisors; provided that, in the case of Debevoise & Plimpton LLP, such out-of-pocket fees and expenses shall not exceed $250,000 (which amount may be increased with the reasonable consent of the Requisite Commitment Parties and the Company); and (B) all filing fees of the Initial Commitment Parties, if any, required by the HSR Act or any other Antitrust Law in connection with the transactions contemplated by this Agreement and all reasonable and documented out-of-pocket expenses related thereto (such payment obligations set forth in clauses (A) and (B) above, collectively, the “Expense Reimbursement”).  The Expense Reimbursement shall, pursuant to the BCA Approval Order, constitute allowed administrative expenses of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code.  Notwithstanding anything in this Section 3.3 to the contrary, no success fee, transaction fee, completion fee, or similar fee of any Advisor shall constitute an Expense Reimbursement unless provided for in a signed engagement letter between such Advisor and the Company.

(b)                                 The Expense Reimbursement accrued through the date on which the BCA Approval Order is entered shall be paid within five (5) Business Days of the Company’s receipt of invoices therefor.  The Expense Reimbursement accrued thereafter shall be payable by the Debtors within five (5) Business Days after receipt of monthly invoices therefor; provided, that the Debtors’ final payment shall be made contemporaneously with the Closing or contemporaneously with, or promptly following, the termination of this Agreement, as applicable, pursuant to Article IX; provided, however, that notwithstanding anything in this Section 3.3 to the contrary, the Debtors’ payment obligation pursuant to this Section 3.3 with respect to Expense Reimbursement of a Commitment Party and its Advisors shall automatically terminate upon such Commitment Party becoming a Defaulting Commitment Party with respect to all Expense Reimbursement of such Persons whether accrued prior to or after such time.

Section 3.4                        Tax Treatment.  Except as otherwise required by a final determination by an applicable taxing authority or change in applicable Law: (a) the Parties agree for U.S. federal income tax purposes to treat the payment of the Commitment Premium as a premium payment in exchange for the issuance by the Commitment Parties to the Reorganized Company of a put right with respect to the Unsubscribed Shares; and (b) the Parties shall not take any position on any applicable U.S. federal, state and local tax return inconsistent with such treatment.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE DEBTORS

Except (i) as set forth in the corresponding section of the Company Disclosure Schedules (unless otherwise set forth herein, as of the date of this Agreement) or (ii) as disclosed in the Company SEC Documents and publicly available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval System prior to the date hereof (excluding any disclosure contained in the “Forward-Looking Statements” or “Risk Factors” sections thereof, or any other statements that are similarly predictive or forward looking in nature), each of the Debtors, jointly and severally, hereby represent and warrant to the Commitment Parties as set forth below.

Section 4.1                        Organization and Qualification.  Each Debtor and each of its Subsidiaries (i) is a duly organized and validly existing corporation, limited liability company or limited partnership, as the case may be, and, if applicable, in good standing (or the equivalent thereof) under the Laws of the jurisdiction of its incorporation or organization (except where the failure to be in good standing (or the equivalent) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect), (ii) has the corporate or other applicable power and authority to own and operate its property and assets, to lease the property it operates under lease and to transact the business in which it is currently engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business as currently conducted requires such qualifications, except in the case of clauses (ii) and (iii), where the failure to have such power and authority or qualification would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.2                        Corporate Power and Authority.   Each Debtor has the requisite corporate power and authority (i) to enter into, execute and deliver this Agreement and (ii) subject to entry of the BCA Approval Order, to perform their obligations hereunder and (iii) subject to entry of the BCA Approval Order and the Confirmation Order, to consummate the transactions contemplated herein and in the Plan, to enter into, execute and deliver each of the Transaction Agreements and to perform its obligations thereunder (other than this Agreement).  Subject to the receipt of the foregoing Orders, as applicable, the execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite corporate (or comparable organizational) action on behalf of the Debtors, and no other corporate (or comparable organizational) proceedings on the part of the Debtors are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.

Section 4.3                        Execution and Delivery; Enforceability.  Subject to entry of the BCA Approval Order, this Agreement will have been, and subject to entry of both the BCA Approval Order and the Confirmation Order, each other Transaction Agreement will be, duly executed and delivered by each of the Debtors party thereto.  Upon entry of the BCA Approval Order and, as applicable, the Confirmation Order, and assuming due and valid execution and delivery hereof by the Commitment Parties, the Debtors’ obligations hereunder will constitute the valid and legally binding obligations of the Debtors enforceable against the Debtors in accordance with their respective terms.  Upon entry of the Confirmation Order and assuming due and valid execution and delivery of this Agreement and the other Transaction Agreements by the Commitment Parties, each of the obligations hereunder and thereunder will constitute the valid and legally binding obligations of the Debtors, enforceable against the Debtors, in accordance with their respective terms.

Section 4.4                        Authorized and Issued Capital Stock.  (a) On the Closing Date, (i) the total issued capital stock of the Reorganized Company will consist of New EP Common Shares, consisting of (A) the Rights Offering Shares under the Rights Offering (including the Unsubscribed Shares), (B) the New EP Common Shares in respect of the Commitment Premium pursuant to Article III, (C) the New EP Common Shares issued pursuant to the Plan in respect of the 1.5 Lien Notes Claims and Unsecured Claims (as defined in the Term Sheet), (D) any New EP Common Shares issued pursuant to the EIP, (E) any New EP Common Shares issued pursuant to the Private Placement (as defined in the Term Sheet), and (F) any New EP Common Shares issued in connection with the Jeter Contribution (as defined in the Term Sheet); and (ii) no New EP Common Shares will be held by the Reorganized Company in its treasury, and (iii) no warrants to purchase New EP Common Shares will be issued and outstanding.

(b)                                 As of the Closing Date, the Total Outstanding Shares of the Reorganized Company will have been duly authorized and validly issued and will be fully paid and non-assessable, and will not be subject to any preemptive rights (other than any rights set forth in the Reorganized Company Corporate Documents).

(c)                                  Except as set forth in this Agreement, the Plan and the Reorganized Company Corporate Documents, and except for a sufficient number of New EP Common Shares reserved for issuance pursuant to the EIP, as of the Closing Date, no shares of capital stock or other equity securities or voting interest in the Reorganized Company will have been issued, reserved for issuance or outstanding upon exercise of options or other rights to purchase or acquire New EP Common Shares.

(d)                                 Except as described in this Agreement and except as set forth in the Plan, the Registration Rights Agreement, the Reorganized Company Corporate Documents or the Exit Facility, and the EIP, upon the Closing, neither Reorganized Company nor any of its Subsidiaries will be party to or otherwise bound by or subject to any outstanding option, warrant, call, right, security, commitment, Contract, arrangement or undertaking (including any preemptive right) that (i) obligates the Reorganized Company or any of its Subsidiaries to issue, deliver, sell or transfer, or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred, or repurchased, redeemed or otherwise acquired, any shares of the capital stock of, or other equity or voting interests in, the Reorganized Company or any of its Subsidiaries or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity or voting interest in, the Debtors or any of their Subsidiaries, (ii) obligates the Reorganized Company or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking, (iii) restricts the Transfer of any shares of capital stock of the Reorganized Company or any of its Subsidiaries (other than any restrictions included in the Exit Facility or any corresponding pledge agreement) or (iv) relates to the voting of any shares of capital stock of the Reorganized Company.

Section 4.5                        Issuance.  Subject to entry of the BCA Approval Order and the Confirmation Order, the Rights Offering Shares to be issued in connection with the consummation of the Rights Offering and pursuant to the terms hereof, will, when issued and delivered on the Closing Date in exchange for the aggregate Purchase Price therefor, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and free and clear of all Taxes, Liens (other than Transfer restrictions imposed hereunder or under the Reorganized Company Corporate Documents or by applicable Law), preemptive rights, subscription and similar rights (other than any rights set forth in the Reorganized Company Corporate Documents, and the Registration Rights Agreement).

Section 4.6                        [Reserved.]

Section 4.7                        [Reserved.]

Section 4.8                        No Conflict.  Assuming the consents described in clauses (a) through (g) of Section 4.9 are obtained, the execution and delivery by the Debtors of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Debtors and, if applicable, their Subsidiaries, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not (a) conflict with, or result in a breach, modification or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, except to the extent contemplated by the Plan, in the acceleration of, or the creation of any Lien under, or cause any payment or consent to be required under any Contract to which the Debtors or any of their Subsidiaries will be bound as of the Closing Date after giving effect to the Plan or to which any of the property or assets of the Debtors or any of their Subsidiaries will be subject as of the Closing Date after giving effect to the Plan, (b) result in any violation of the provisions of the Reorganized Company Corporate Documents or any of the organizational documents of any of the Debtors or their Subsidiaries, or (c) result in any violation of any Law or Order applicable to the Debtors or any of their Subsidiaries or any of their properties, except in each of the cases described in clauses (a) and (c) of this Section 4.8, which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.9                        Consents and Approvals.  No consent, approval, authorization, order, registration or qualification of or with any Governmental Entity having jurisdiction over the Debtors or any of their Subsidiaries or any of their respective properties (each, an “Applicable Consent”) is required for the execution and delivery by the Debtors and, to the extent relevant, their Subsidiaries, of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Debtors and, to the extent relevant, their Subsidiaries with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except for (a) the entry of the BCA Approval Order authorizing the Company and the other Debtors to execute and deliver this Agreement and perform its obligations hereunder, (b) the entry of the Confirmation Order authorizing the Company and the other Debtors to perform each of their respective obligations under the Plan, (c)  entry by the Bankruptcy Court, or any other court of competent jurisdiction, of orders as may be necessary in the Chapter 11 Cases from time to time, (d) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement, (e) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” Laws in connection with the purchase of the Unsubscribed Shares by the Commitment Parties, the issuance of the Subscription Rights, the issuance of the Rights Offering Shares pursuant to the exercise of the Subscription Rights, the issuance of New EP Common Shares in satisfaction of 1.5 Lien Notes Claims and Unsecured Claims, and the issuance of New EP Common Shares as payment of the Commitment Premium, (f) any Applicable Consents that, if not made or obtained, would not reasonably be expected to have a Material Adverse Effect, and (g) notices, filings and consents customarily obtained post-Closing.

Section 4.10                 Arm’s-Length.  The Debtors agree that (a) each of the Commitment Parties is acting solely in the capacity of an arm’s-length contractual counterparty with respect to the transactions contemplated hereby (including in connection with determining the terms of the Rights Offering) and not as a financial advisor or a fiduciary to, or an agent of, the Debtors or any of their Subsidiaries and (b) no Commitment Party is advising the Debtors or any of their Subsidiaries as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 4.11                 Financial Statements.  (a) The audited consolidated balance sheets of the Company as at December 31, 2018 and the related consolidated statements of operations and of cash flows for the fiscal year then ended, accompanied by a report thereon by Ernst & Young LLP (collectively, the “Financial Statements”), present fairly, in all material respects, the consolidated financial condition of the Company as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended, except as otherwise expressly noted therein.  All such Financial Statements, including the related schedules and notes thereto, have been prepared, in all material respects, in accordance with U.S. generally accepted accounting principles (“GAAP”) applied consistently throughout the periods involved, except as otherwise expressly noted therein.

(b)                                 The unaudited consolidated balance sheet of the Company as at June 30, 2019 and the related consolidated statements of operations and of cash flows that the Company filed with the SEC present fairly, in all material respects, the consolidated financial condition of the Company as at June 30, 2019, and the consolidated results of its operations and its consolidated cash flows for the quarter then ended, except as otherwise expressly noted therein.  All such Financial Statements, including the related schedules and notes thereto, have been prepared, in all material respects, in accordance with GAAP applied consistently throughout the periods involved, except as otherwise expressly noted therein.

Section 4.12                 Company SEC Documents and Disclosure Statements.  Since December 31, 2018, the Company has timely filed all required reports, schedules, forms and statements with the SEC (the “Company SEC Documents”).  As of their respective dates, and giving effect to any amendments or supplements thereto filed prior to the date of this Agreement, each of the Company SEC Documents that have been filed as of the date of this Agreement complied in all material respects with the requirements of the Securities Act or the Exchange Act applicable to such Company SEC Documents.  The Company has filed with the SEC all Material Contracts that are required to be filed as exhibits to the Company SEC Documents that have been filed as of the date of this Agreement.  The Disclosure Statement as approved by the Bankruptcy Court will contain “adequate information,” as such term is defined in Section 1125 of the Bankruptcy Code, and will otherwise comply in all material respects with Section 1125 of the Bankruptcy Code.

Section 4.13                 Absence of Certain Changes.  Since December 31, 2018, no Material Adverse Effect has occurred.

Section 4.14                 No Violation; Compliance with Laws  (i) The Company is not in violation of its charter or Bylaws and (ii) no Subsidiary of the Company is in violation of its respective charter or Bylaws or similar organizational document in any material respect.  Neither the Company nor any of its Subsidiaries is or has been at any time since December 31, 2018 in violation of any applicable Law or Order, except for any such violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.15                 Legal Proceedings.  Other than the Chapter 11 Cases, any adversary proceedings or contested motions commenced in connection therewith and any Legal Proceedings (as defined below) set forth on Schedule 4.15, there are no legal, governmental, administrative, judicial or regulatory investigations, audits, actions, suits, claims, arbitrations, demands, demand letters, claims, notices of noncompliance or violations, or proceedings (“Legal Proceedings”) pending or, to the Knowledge of the Debtors, threatened to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject, in each case that in any manner draws into question the validity or enforceability of this Agreement, the Plan or the other Transaction Agreements or that would reasonably be expected to be, individually or in the aggregate, material to the Company.

Section 4.16                 Labor Relations. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:  (a) there are no strikes or other labor disputes pending or, to the Knowledge of the Debtors, threatened against the Debtors or any of their Subsidiaries; and (b) all payments due from the Debtors or any of their Subsidiaries or for which any claim may be made against the Debtors or any of their Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or timely accrued as a liability on the books of the Debtors or any of their Subsidiaries to the extent required by GAAP.  The consummation of the transactions contemplated by the Transaction Agreements will not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which the Debtors or any of their Subsidiaries (or any predecessor) is a party or by which the Debtors or any of their Subsidiaries (or any predecessor) is bound.  Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Debtors and their Subsidiaries have been in material compliance with all labor agreements and laws related to and any bargaining or other obligations under the National Labor Relations Act and the Labor-Management Relations Act.

Section 4.17                 Intellectual Property. (a)             Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) one of the Debtors or one of their Subsidiaries exclusively owns and possesses the entire right, title and interest in and to all applications or registrations for Intellectual Property owned by or registered to any of the Debtors or any of their Subsidiaries (the “Registered IP”), free and clear of all Liens (other than Permitted Liens); (ii) the Registered IP is subsisting and, to the Knowledge of the Debtors, valid and enforceable; and (iii) the Debtors and each of their Subsidiaries have taken reasonable steps under the circumstances to preserve, maintain and protect all Owned IP.

(b)               Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Debtors, no Person owns any Mark (ii) that restricts the use or registration by any of the Debtors or their Subsidiaries of any Mark (A) included in the Registered IP and (B) used in the Debtors or their Subsidiaries’ respective businesses or (ii) sufficient to successfully cancel or otherwise invalidate any such Mark on grounds of prior use, registration, fraud, lack of distinctiveness, or other similar defects or circumstances.

(c)                There are no and, since December 31, 2018, there have not been any material Legal Proceedings pending or threatened in writing (i) against any of the Debtors or their Subsidiaries (A) asserting or relating to any invalidity or unenforceability of any material Owned IP, (B) challenging the ownership or scope of any material Owned IP or (C) alleging any material infringement upon, dilution of, misappropriation of or other violation of any Intellectual Property of any other Person (including any material demand or request that any of the Debtors or their Subsidiaries license any rights from any Person) or (ii) by any Debtor or any of their Subsidiaries against any other Person asserting or relating to any material infringement upon, dilution of, misappropriation of or other violation of any material Owned IP.  To the Knowledge of the Debtors, none of the Debtors or any of their Subsidiaries, in the conduct of their respective businesses (including any manufacture, marketing, distribution, importation, offer for sale, sale, or authorized use of any of their respective products) has materially infringed, misappropriated, diluted or otherwise violated, or does materially infringe, misappropriate, dilute or otherwise violate, any Intellectual Property of any other Person.  To the Knowledge of the Debtors, no material Owned IP has been infringed, misappropriated, diluted, or otherwise violated by any other Person.

(d)               The Debtors and their Subsidiaries use commercially reasonable efforts to protect (i) the confidentiality, integrity and security of the information technology systems owned or purported be owned by any of the Debtors and their Subsidiaries and used in the conduct of their respective businesses (“IT Systems”) and (ii) all information stored or contained therein or transmitted thereby from any unauthorized use, access, material interruption or modification by third parties.  The Debtors and their Subsidiaries have taken reasonable precautions to ensure that all material IT Systems (A) are functional in all material respects and operate and run in a reasonable and efficient business manner and (B) conform in all material respects to the specifications.  The Debtors and their Subsidiaries have an adequate disaster recovery and business continuity plan in place with respect to the material IT Systems and have adequately tested such plan for effectiveness.  Since December 31, 2018, there have not been any malfunctions, breakdowns, unplanned downtime, service interruptions, or continued substandard performance with respect to any material IT Systems that both (1) have materially disrupted the business of any of the Debtors or their Subsidiaries and (2) have not been remedied in all material respects.  To the Knowledge of the Debtors, since December 31, 2018, there have been no actual or alleged security breaches, or unauthorized use, access or intrusions, of any IT System or any personal information, payment card information, personal data, or any other similar information (including data of any customer of any of the Debtors or their Subsidiaries) used, collected, maintained, or stored by or on behalf of any of the Debtors or their Subsidiaries (or any loss, destruction, compromise, or unauthorized disclosure thereof).  The IT Systems are adequate for the operation of the businesses of the Debtors or their Subsidiaries as currently conducted in all material respects.

Section 4.18                 Title to Real and Personal Property. (a)  Each of the Debtors and their Subsidiaries has (i) good and valid fee simple title to all owned Real Property and (ii) good, valid and marketable title, or in the case of legal assets, or valid leasehold interests in, or easements or other limited property interests in all easements, rights of way, and other Real Property interests relating to the Debtors and their Subsidiaries’ operations, in each case, except for Permitted Liens and except for defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their respective intended purposes and except where the failure to have such good, valid and marketable title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)                                 Each of the Debtors and their Subsidiaries is in compliance with all obligations under all leases to which it is a party that have not been rejected in the Chapter 11 Cases, and all such leases are in full force and effect, except where the failure to comply, or failure to be in full force and effect, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Each of the Debtors and their Subsidiaries enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession of the Real Property thereunder would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.19                 No Undisclosed Relationships.  There are no direct or indirect relationships existing as of the date hereof between or among the Debtors or any of their Subsidiaries, on the one hand, and any director, officer or greater than five percent (5%) stockholder of the Debtors or any of their Subsidiaries, on the other hand, that is required by the Exchange Act to be described in the Company’s filings with the SEC and that is not so described, filed, or incorporated by reference in such filings, except for the transactions contemplated by this Agreement.

Section 4.20                 Licenses and Permits.  The Debtors and their Subsidiaries possess or have access to all licenses, certificates, permits and other authorizations issued by, and have, since December 31, 2018, made all declarations and filings with, the appropriate Governmental Entities, that are necessary for the ownership or lease of their respective properties and the conduct of the business of the Debtors and their Subsidiaries, except (a) as otherwise set forth in Schedule 4.20 to this Agreement and (b) where the failure to possess, make or give the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since December 31, 2018, neither the Debtors nor any of their Subsidiaries (i) has received written notice of any revocation or modification of any such license, certificate, permit or authorization from the applicable Governmental Entity with authority with respect thereto or (ii) has a reasonable basis to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except to the extent that any of the foregoing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.21                 Environmental.  (a) Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect,  there are no judicial, administrative or other actions, suits or proceedings pending or, to the Knowledge of the Debtors, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to the Debtors or any of their Subsidiaries, (b) except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Debtors and each of their Subsidiaries have been in compliance with all applicable Environmental Laws, (c) except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Debtors and each of their Subsidiaries have all permits, licenses and other approvals required under Environmental Laws that are necessary to the operations of the business of the Debtors and their Subsidiaries, and have maintained all financial assurances reasonably necessary for its operations to comply, in all respects, with all applicable Environmental Laws and is, and to the Knowledge of the Debtors, have been, in compliance with the terms of such permits, licenses and other approvals, (d) to the Knowledge of the Debtors, there has been no Release of Hazardous Material at, on or under any property currently owned, operated or leased by the Debtors or any of their Subsidiaries that would be expected to give rise to any cost, liability or obligation of the Debtors or any of their Subsidiaries under any Environmental Laws other than costs, liabilities or obligations related to asset retirement obligations incurred or anticipated to be incurred pursuant to Environmental Laws or costs liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (e) except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect,  no Hazardous Material has been generated, owned, treated, stored, handled or controlled by the Debtors or any of their Subsidiaries and transported by (or on behalf of) the Debtors or any of their Subsidiaries to, or Released at any, location in a manner that would be expected to give rise to any cost, liability or obligation of the Debtors or any of their Subsidiaries under any applicable Environmental Laws.

Section 4.22                 Tax Matters.

(a)                                 Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, (i) each of the Debtors and their Subsidiaries has filed or caused to be filed all U.S. federal, state, provincial, local and non-U.S. Tax returns required to have been filed by it and (ii) each such Tax return is true and correct in all material respects.

(b)                                 Each of the Debtors and their Subsidiaries has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) above and all other Taxes (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due) with respect to all periods or portions thereof ending on or before the date hereof (except Taxes (i) that are being contested in good faith by appropriate proceedings and for which each of the Debtors and their Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP or (ii) that the nonpayment thereof is required or permitted by the Bankruptcy Code), which Taxes, if not paid or adequately provided for, would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(c)                                  With respect to any taxable year beginning after December 31, 2018, none of the Debtors nor any of their Subsidiaries has made or changed any material election, changed any material annual accounting period, or adopted or changed any material method of accounting, in each case, with respect to Taxes.

(d)                                 Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, each of the Debtors and their Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of taxes and have duly and timely withheld from employee salaries, wages, and other compensation and has paid over to the appropriate taxing authorities or other applicable Governmental Entity all amounts required to be so withheld and paid over for all periods under all applicable Laws, except to the extent such payment is precluded by reason of the Chapter 11 Cases.

(e)                                  Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, as of the date hereof, with respect to the Debtors and their Subsidiaries, other than in connection with the Chapter 11 Cases and other than Taxes that are being contested in good faith by appropriate proceedings and for which the Debtors and their Subsidiaries (as the case may be) has set aside on their respective books adequate reserves in accordance with GAAP, (i) no claims for deficiency have been asserted in writing by a Governmental Entity with respect to any Taxes, which claims have not been satisfied, settled or withdrawn, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined by, and no written notification of intention to examine has been received from, the IRS or any other Governmental Entity.

Section 4.23                 Employee Benefit Plans. (a) Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) each Company Plan is in compliance with the applicable provisions of ERISA and the Code; (ii) no Reportable Event has occurred during the past six years (or is reasonably likely to occur); (iii) no Company Plan has any Unfunded Pension Liability; (iv) no ERISA Event has occurred or is reasonably expected to occur; (v) none of the Debtors or any of their Subsidiaries has engaged in a non-exempt “prohibited transaction” (as defined in Section 406 of ERISA and Section 4975 of the Code) in connection with any employee pension benefit plan (as defined in Section 3(2) of ERISA) that would subject the Debtors or any of their Subsidiaries to Tax; and (vi) no employee welfare plan (as defined in Section 3(1) of ERISA) maintained or contributed to by the Debtors or any of their Subsidiaries provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or other applicable Law) and other than for post-separation benefits provided under individual employment agreements.

(b)                                 None of the Debtors, any of their Subsidiaries or any ERISA Affiliates sponsors, maintains, contributes to or has any liability with respect to any Company Plan. Except as required by Law, neither the Company nor any of its Subsidiaries or any of their ERISA Affiliates has established, sponsored or maintained, or has any liability with respect to, any employee defined benefit pension benefit plan governed by or subject to the Laws of a jurisdiction other than the United States of America.

(c)                                  Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending, or to the Knowledge of the Debtors, threatened claims, sanctions, actions or lawsuits, asserted or instituted against any Company Plan or any Person as fiduciary or sponsor of any Company Plan, in each case other than claims for benefits in the ordinary course.

(d)                                 Within the last six years, no Company Plan has been terminated, whether or not in a “standard termination” as that term is used in Section 4041(b)(1) of ERISA,  nor has any Company Plan with Unfunded Pension Liabilities been transferred outside of the “controlled group” (within the meaning of Section 4001(a)(14) of ERISA).

(e)                                  Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) each employee benefit plan within the meaning of Section 3(3) of ERISA, including any individual employment or similar agreement, that is sponsored, maintained or contributed to by the Debtors or their Subsidiaries complies and has complied in both form and operation with its terms and all applicable Laws and legal requirements, (ii) there are no pending, or to the Knowledge of the Debtors, threatened claims, sanctions, actions or lawsuits, asserted or instituted against any such employee benefit plans or any Person as fiduciary or sponsor of any such plan, in each case other than claims for benefits in the ordinary course and (iii) neither the Debtors, nor any of their Subsidiaries, could reasonably be expected to have any obligation to provide any individual with a “gross up” or similar payment in respect of any Taxes that may become payable under Section 409A or 4999 of the Code.

(f)                                   Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) the Debtors and each of their Subsidiaries has complied and is currently in compliance with all Laws and legal requirements in respect of personnel, employment and employment practices; (ii) all service providers of the Debtors or their Subsidiaries are correctly classified as employees, independent contractors, or otherwise for all purposes (including any applicable tax and employment policies or law); and (iii) the Debtors and their Subsidiaries have not and are not engaged in any unfair labor practice.

Section 4.24                 Internal Control Over Financial Reporting.  The Company has established and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.  The Company’s management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2018, and no changes in the Company’s internal control over financial reporting occurred from December 31, 2018 through the date hereof that have materially affected, or were, as of those dates, reasonably likely to materially affect, the Company’s internal control over financial reporting.

Section 4.25                 Disclosure Controls and Procedures.  The Company maintains disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company as appropriate to allow timely decisions regarding required disclosure.

Section 4.26                 Material Contracts.  All Material Contracts are valid, binding and enforceable by and against the Debtors or its relevant Subsidiary and, to the Knowledge of the Debtors, each other party thereto (except where the failure to be valid, binding or enforceable would not constitute a Material Adverse Effect), and, since June 30, 2019, no written notice to terminate, in whole or a material portion thereof, any Material Contract has been delivered to the Debtors or any of their Subsidiaries (except where such termination would not constitute a Material Adverse Effect).  Other than as a result of the filing of the Chapter 11 Cases, neither the Debtors nor any of their Subsidiaries nor, to the Knowledge of the Debtors, any other party to any Material Contract, is in default or breach under the terms thereof, in each case, except for such instances of default or breach that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect).

Section 4.27                 No Unlawful Payments.  Since January 1, 2016, none of the Debtors or any of their Subsidiaries or any of their respective directors, officers or, to the Knowledge of each of the Debtors, employees, agents or other Persons while acting on behalf of the Debtors or any of their Subsidiaries, as applicable, has:  (a) used any funds of the Debtors or any of their Subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense, in each case relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds of the Debtors or any of their Subsidiaries; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable Law concerning or relating to bribery or corruption; or

(d) made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

Section 4.28                 Compliance with Money Laundering Laws.  The operations of the Debtors and their Subsidiaries are and, since January 1, 2014 have been at all times, conducted in compliance in all respects with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, the money laundering statutes of all jurisdictions in which the Debtors and their Subsidiaries operate (and the rules and regulations promulgated thereunder) and any related or similar applicable Laws (collectively, the “Money Laundering Laws”) and no Legal Proceeding by or before any Governmental Entity or any arbitrator involving the Debtors or any of their Subsidiaries with respect to Money Laundering Laws is pending or, to the Knowledge of the Debtors, threatened.

Section 4.29                 Compliance with Sanctions Laws.  None of the Debtors, any of their Subsidiaries or any of their respective directors, officers or, to the Knowledge of the Debtors, employees, Affiliates, agents or other Persons acting on their behalf is currently the subject or target of any economic or financial sanctions imposed, administered or enforced by the United States (including the U.S. Department of State and the Office of Foreign Assets Control of the U.S. Department of the Treasury), the European Union or any of its member states, the United Nations Security Council or the United Kingdom (including the Office of Financial Sanctions Implementation of Her Majesty’s Treasury) (collectively, “Sanctions”), including by being domiciled, organized or resident in any country or territory that is, or whose government is, the subject or target of country-wide or territory-wide U.S. Sanctions broadly prohibiting or restricting dealings in, with or involving such country or territory (a “Sanctioned Jurisdiction”).  Neither the Company nor any of the other Debtors will directly or indirectly use any part of the proceeds of the Rights Offering, or lend, contribute or otherwise make available such proceeds, to any Subsidiary, joint venture partner or other Person, (A) for the purpose of financing the activities of, or business of or with, any Person that is currently the subject or target of any Sanctions; (B) to fund or finance any activities or business of, with or in any Sanctioned Jurisdiction in violation of applicable Sanctions or other applicable law; or (C) in any manner that would constitute or give rise to a violation of Sanctions by any party hereto (including the Commitment Parties) (in each case, including under U.S. Sanctions).

Section 4.30                 No Broker’s Fees.  Neither the Debtors nor any of their Subsidiaries is a party to any Contract with any Person that would give rise to a valid claim against the Commitment Parties for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering or the sale of the Unsubscribed Shares.

Section 4.31                 Takeover Statutes.  No Takeover Statute is applicable to this Agreement, the Backstop Commitment and the other transactions contemplated by this Agreement.

Section 4.32                 Investment Company Act.  Neither the Debtors nor any of their Subsidiaries is, or immediately after giving effect to the consummation of the Restructuring Transactions will be, an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 4.33                 Insurance.  The Debtors and their Subsidiaries have insured their properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses.  All premiums due and payable in respect of material insurance policies maintained by the Debtors and their Subsidiaries have been paid.  The Debtors reasonably believe that the insurance maintained by or on behalf of the Debtors and their Subsidiaries is adequate in all material respects.  As of the date hereof, neither the Debtors nor any of their Subsidiaries has received notice from any insurer or agent of such insurer with respect to any material insurance policies of the Debtors and their Subsidiaries of cancellation or termination of such policies, other than such notices which are received in the ordinary course of business or for policies that have expired in accordance with their terms.

Section 4.34                 Alternative Transactions.  As of the date hereof, neither the Debtors nor any of their Subsidiaries is pursuing, or is in discussions regarding, any solicitation, offer or proposal from any Person concerning any actual or proposed Alternative Restructuring.

Section 4.35                 No Undisclosed Material Liabilities.  There are no liabilities or obligations of the Debtors or any of their Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable, and there is no existing condition, situation or set of circumstances that would reasonably be expected to result in such a liability or obligation other than:  (i) liabilities or obligations disclosed and provided for in the Company’s balance sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practices since December 31, 2018; (iii) liabilities and obligations (including fees and expenses of attorneys and other professionals) incurred in connection with the Chapter 11 Cases; and (iv) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.36                 No Registration Rights.  Except as provided for pursuant to the Registration Rights Agreement or as set forth on Schedule 4.36 to this Agreement, no Person has the right to require the Debtors or any of their Subsidiaries to register any securities for sale under the Securities Act.

Section 4.37                 Reservation of New EP Common Shares.  On the Closing Date, a sufficient number of New EP Common Shares to be issued in connection with the Rights Offering and the Plan will be duly and validly reserved for issuance and, when issued, will be duly authorized and validly issued, fully paid and non-assessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances of any kind, subject to restrictions on transfer (i) under Federal and state securities laws or otherwise and (ii) pursuant to the Certificate of Incorporation, the Bylaws and/or the Registration Rights Agreement.

Section 4.38                 Rights-of-Way.  The Debtors have such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable the Debtors to conduct their business in all material respects in the manner conducted immediately prior to the date of this Agreement, except where failure to have such rights-of-way would not have, individually or in the aggregate, a Material Adverse Effect.

Section 4.39                 Reserve Engineers.  The oil and gas reserve estimates for the Debtors as of December 31, 2018 (as included in the Company SEC Documents, the “Reserves

Report”) were prepared by Ryder Scott Co LP (the “Engineer”).  To the Knowledge of the Debtors, the information provided to the Engineer by the Debtors in connection with the preparation of the Reserves Report was, at the time provided to the Engineer, true and correct in all material respects.  The Engineer is, as of the date hereof, an independent reserve engineer with respect to EP Energy LLC, the Company and their subsidiaries.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMMITMENT PARTIES

Each Commitment Party represents and warrants as to itself only (unless otherwise set forth herein, as of the date of this Agreement) as set forth below.

Section 5.1                        Incorporation.  Such Commitment Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization, except where the failure of such Commitment Party to be in good standing (or the equivalent thereof) will not (and would not be reasonably likely to) prohibit, delay, or adversely impact such Commitment Party’s performance of its obligations under this Agreement or the other Transaction Agreements.

Section 5.2                        Corporate Power and Authority.  Such Commitment Party has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and each other Transaction Agreement to which such Commitment Party is a party and to perform its obligations hereunder and thereunder and has taken all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and the other Transaction Agreements.

Section 5.3                        Execution and Delivery.  This Agreement and each other Transaction Agreement to which such Commitment Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Commitment Party and (b) upon entry of the BCA Approval Order and, as applicable, the Confirmation Order and assuming due and valid execution and delivery hereof and thereof by the Company and the other Debtors (as applicable), will constitute valid and legally binding obligations of such Commitment Party, enforceable against such Commitment Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 5.4                        No Registration.  Such Commitment Party understands that (a) the Unsubscribed Shares, the Rights Offering Shares and any New EP Common Shares issued to such Commitment Party in satisfaction of the Commitment Premium have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Commitment Party’s representations as expressed herein or otherwise made pursuant hereto, and (b) the Unsubscribed Shares, the Rights Offering Shares cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.  Such Commitment Party represents and warrants that it has not engaged and will not engage in “general solicitation” or “general advertising” (each within the meaning of Regulation D of the Securities Act) of or to investors with respect to offers or sales of the Backstop Commitment, the Unsubscribed Shares, the Rights Offering Shares and any New EP Common Shares issued to such Commitment Party in satisfaction of the Commitment Premium, in each case under circumstances that would cause the offering or issuance of the Backstop Commitment, the Unsubscribed Shares, the Rights Offering Shares or the New EP Common Shares issued in satisfaction of the Commitment Premium under this Agreement not to be exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act, the provisions of Regulation D or any other applicable exemption to the extent that such shares are issued in reliance on Section 4(a)(2) of the Securities Act

Section 5.5                        Purchasing Intent.  Such Commitment Party is acquiring the Unsubscribed Shares and any New EP Common Shares issued to such Commitment Party in satisfaction of the Commitment Premium for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Commitment Party has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.

Section 5.6                        Sophistication; Evaluation.  Such Commitment Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Rights Offering Shares and Unsubscribed Shares.  With respect to each Initial Commitment Party, such Commitment Party is an Institutional Accredited Investor or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. With respect to each Commitment Party that is not an Initial Commitment Party, such Commitment Party is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act and a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act.  Such Commitment Party understands and is able to bear any economic risks associated with such investment (including the necessity of holding such securities for an indefinite period of time).  Except for the representations and warranties expressly set forth in this Agreement or any other Transaction Agreement, such Commitment Party has independently evaluated the merits and risks of its decision to enter into this Agreement. Such Commitment Party acknowledges that it (a) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Rights Offering Shares, the Unsubscribed Shares and any New EP Common Shares issued to such Commitment Party in satisfaction of the Commitment Premium to the extent that such shares are issued in reliance on Section 4(a)(2) of the Securities Act and (b) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information necessary to verify any information furnished to it or to which it had access.

Section 5.7                        1.5 Lien Notes Claims. (a) As of the date hereof, such Commitment Party and its applicable Affiliates were, collectively, the beneficial owner of, or the investment advisor or manager for the beneficial owner of, an aggregate principal amount of 1.5 Lien Notes

Claims no less than the amount set forth opposite such Commitment Party’s name under the column titled “1.5 Lien Notes Claims” on Schedule 2 attached hereto.

(b)                     Except to the extent that a Commitment Party’s 1.5 Lien Notes Claims have been loaned by such Commitment Party pursuant to a Customary Securities Lending Arrangement, as of the date hereof, such Commitment Party or its applicable Affiliates shall have the full power to vote, dispose of and compromise at least the aggregate principal amount of the 1.5 Lien Notes Claims set forth opposite such Commitment Party’s name under the column titled “1.5 Lien Notes Claims” on Schedule 2 attached hereto.  To the extent that a Commitment Party’s 1.5 Lien Notes Claims have been loaned or, during the term of this agreement or the PSA, are loaned pursuant to a Customary Securities Lending Arrangement, such Commitment Party represents and warrants as to each such arrangement (i) that such arrangement does not and will not adversely affect such Party’s ability to timely satisfy any of its obligations under this Agreement, the Rights Offering Procedures or the PSA and (ii) that such Commitment Party shall take all such actions as are required for it to so satisfy such obligations, including as are necessary to enable it to timely vote, exchange or deliver such 1.5 Lien Notes Claims in accordance with the Rights Offering Procedures, this Agreement and the PSA.

(c)                      As of the Rights Offering Record Date, such Commitment Party or its applicable Affiliates shall have the full power to vote, dispose of and compromise at least the aggregate principal amount of the 1.5 Lien Notes Claims set forth opposite such Commitment Party’s name under the column titled “1.5 Lien Notes Claims” on Schedule 2 attached hereto.

(d)                     Other than the PSA, such Commitment Party has not entered into any Contract to Transfer, in whole or in part, any portion of its right, title or interest in such 1.5 Lien Notes Claims where such Transfer would prohibit such Commitment Party from complying with the terms of this Agreement or the PSA.  For the avoidance of doubt, to the extent that a Commitment Party’s 1.5 Lien Notes Claims may be loaned by such Commitment Party pursuant to a Customary Securities Lending Arrangement, such transaction shall not be deemed a Transfer hereunder.

Section 5.8                        1.25 Lien Notes Claims. (a) As of the date hereof, such Commitment Party was the beneficial owner of the aggregate principal amount of 1.25 Lien Notes Claims as set forth opposite such Commitment Party’s name under the column titled “1.25 Lien Notes Claims” on Schedule 2 attached hereto.

(b)                     Except to the extent that a Commitment Party’s 1.25 Lien Notes Claims have been loaned by such Commitment Party pursuant to a Customary Securities Lending Arrangement, as of the date hereof, such Commitment Party or its applicable Affiliates shall have the full power to vote, dispose of and compromise at least the aggregate principal amount of the 1.25 Lien Notes Claims set forth opposite such Commitment Party’s name under the column titled “1.25 Lien Notes Claims” on Schedule 2 attached hereto. To the extent that a Commitment Party’s 1.25 Lien Notes Claims have been loaned or, during the term of this Agreement or the PSA, are loaned pursuant to a Customary Securities Lending Arrangement, such Commitment Party represents and warrants as to each such arrangement (i) that such arrangement does not and will not adversely affect such Party’s ability to timely satisfy any of its obligations under this Agreement, the Rights Offering Procedures or the PSA and (ii) that such Commitment Party will take all such actions as are required for it to so satisfy such obligations, including as are necessary to enable it to timely vote, exchange or deliver such 1.25 Lien Notes Claims in accordance with the Rights Offering Procedures, this Agreement and the PSA.

(c)                      As of the Closing Date, such Commitment Party or its applicable Affiliates shall have the full power to vote, dispose of and compromise at least an aggregate principal amount of the 1.25 Lien Notes Claims equal to such Commitment Party’s Exchange Amount.

(d)                     Other than the PSA, such Commitment Party has not entered into any Contract to Transfer, in whole or in part, any portion of its right, title or interest in such 1.25 Lien Notes Claims where such Transfer would prohibit such Commitment Party from complying with the terms of this Agreement or the PSA.  For the avoidance of doubt, to the extent that a Commitment Party’s 1.25 Lien Notes Claims may be loaned by such Commitment Party (and consequently pledged, hypothecated, encumbered, or rehypothecated by) as part of customary securities lending arrangements, such transaction shall not be deemed a Transfer hereunder.

Section 5.9                        No Conflict.  The execution and delivery by such Commitment Party of this Agreement and the other Transaction Agreements to which it is a party, the compliance by such Commitment Party with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not (a) result in any violation of the provisions of the organization or governing documents of such Commitment Party, or (b) result in any violation of any Law or Order applicable to such Commitment Party or any of its properties, except in the case of clause (b) as would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the ability of the Commitment Parties to timely consummate the transactions contemplated by this Agreement.

Section 5.10                 Consents and Approvals.  No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Commitment Party or any of its properties is required for the execution and delivery by such Commitment Party of this Agreement and each other Transaction Agreement to which such Commitment Party is a party, the compliance by such Commitment Party with the provisions hereof and thereof and the consummation of the transactions (including the purchase by such Commitment Party of its Backstop Commitment Percentage or its portion of the Rights Offering Shares) contemplated herein and therein.

Section 5.11                 Legal Proceedings.  There are no Legal Proceedings pending or, to the knowledge of such Commitment Party, threatened to which such Commitment Party or any of its Subsidiaries is a party or to which any property of the Commitment Party or any of its Subsidiaries is the subject, in each case that will (or would be reasonably likely to) prohibit, delay, or adversely impact such Commitment Party’s performance of its obligations under this Agreement or the other Transaction Agreements.

Section 5.12                 Sufficiency of Funds.  As of the Subscription Escrow Funding Date, each Commitment Party shall have available funds sufficient to pay its Cash Funding Amount, including the Backstop Commitment of such Commitment Party as of the date thereof.  As of the Rights Offering Expiration Time, each Commitment Party that is not an Initial Commitment

Party shall have available funds sufficient to pay its Cash Subscription Amount (if any).  For the avoidance of doubt, such Commitment Party acknowledges that its obligations under this Agreement and the other Transaction Agreements are not conditioned in any manner upon its obtaining financing.

Section 5.13                             No Broker’s Fees.  Such Commitment Party is not a party to any Contract with any Person (other than the Transaction Agreements and any Contract giving rise to the Expense Reimbursement hereunder) that would give rise to a valid claim against the Company or any of the Debtors for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering or the sale of the Unsubscribed Shares.

ARTICLE VI

ADDITIONAL COVENANTS

Section 6.1                        Approval Orders.  The Debtors shall use their commercially reasonable efforts to (a) obtain the entry of the BCA Approval Order, the Plan Solicitation Order, and the DIP Order and (b) cause the BCA Approval Order, the Plan Solicitation Order, and the DIP Order to become Final Orders (and request that such Orders be effective immediately upon entry by the Bankruptcy Court pursuant to a waiver of Bankruptcy Rules 3020 and 6004(h), as applicable), in each case, as soon as reasonably practicable, and in a manner consistent with the PSA.  The Debtors shall provide to each of the Initial Commitment Parties and their counsel copies of the proposed motions seeking entry of the BCA Approval Order, the Plan Solicitation Order, and the DIP Order (together with the proposed BCA Approval Order, Plan Solicitation Order, and any DIP Order) and a reasonable opportunity to review and comment on such motions and Orders prior to such motions and Orders being filed with the Bankruptcy Court, and such motions and Orders shall be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Debtors.  Any amendments, modifications, changes or supplements to the BCA Approval Order, the Plan Solicitation Order, and any DIP Order shall be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Debtors.

Section 6.2                        Confirmation Order; Plan and Disclosure Statement.  The Debtors shall use their commercially reasonable efforts to obtain entry of the Confirmation Order.  The Debtors shall provide to each of the Initial Commitment Parties and their counsel a copy of the proposed Plan, the Disclosure Statement, and the Confirmation Order (together with copies of any briefs, pleadings and motions related thereto), as well as any proposed amendment, modification, supplement or change to the Plan, the Disclosure Statement, and the Confirmation Order, and a reasonable opportunity to review and comment on such documents prior to such documents being filed with the Bankruptcy Court, and the Plan, the Disclosure Statement, the Confirmation Order, and each such brief, pleading, motion, amendment, modification, supplement or change must be in form and substance reasonably satisfactory the Requisite Commitment Parties and the Debtors.  The Debtors shall provide draft copies of all material motions or applications and other material documents the Debtors intends to file with the Bankruptcy Court to Milbank LLP, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Debevoise & Plimpton LLP.

Section 6.3                        Conduct of Business.  Except as set forth in this Agreement or the PSA, or with the prior written consent of the Requisite Commitment Parties, which consent shall not be unreasonably withheld, conditioned or delayed (requests for which, including related information, shall be directed to the counsel and financial advisors to the Initial Commitment Parties), during the period from the date of this Agreement to the earlier of (1) the Closing Date and (2) the date on which this Agreement is terminated in accordance with its terms (the “Pre-Closing Period”), (a) each of the Debtors shall, and shall cause each of their Subsidiaries to, carry on its business in the ordinary course or in a manner consistent with past practices, and use its commercially reasonable efforts to: (i) preserve intact its current business and business organizations; (ii) keep available the services of its officers and employees; (iii) preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with the Debtors or their Subsidiaries in connection with their business; (iv) maintain its physical assets, properties and facilities in all material respects in their current working order, condition and repair as of the date hereof, ordinary wear and tear excepted, (v) operate its businesses in compliance with all applicable laws, rules and regulations in all material respects, (vi) maintain all insurance policies, or suitable replacements therefor, in full force and effect through the close of business on the Effective Date in all material respects, and (vii) provide access on the Company’s website or on IntraLinks or any comparable online data system or website to such current reports and audited annual and unaudited quarterly financial statements required by the 1.5 Lien Indentures with such financial statements being prepared in accordance with GAAP; and for so long as the Company is subject to the reporting obligations under the Exchange Act, file with the SEC, within the requisite time periods required under the Exchange Act, all required filings; and, (b) the Debtors shall not sell, license to any Person (other than non-exclusive licenses granted in the ordinary course of business), transfer, assign, abandon, subject to a security interest, or allow to lapse or expire any material Intellectual Property (other than expiration of any issued or registered Intellectual Property at the end of its respective maximum statutory term), and (c) the Debtors shall not, and shall not permit any of their Subsidiaries to, enter into any transaction that is material to their business other than:  (i) transactions in the ordinary course of business or that are consistent with prior business practices; (ii) other transactions after prior notice to the Initial Commitment Parties and consent by the Requisite Commitment Parties to implement Tax planning; and (iii) transactions expressly contemplated by the PSA or the Transaction Agreements.

For the avoidance of doubt, the following shall be deemed to occur outside of the ordinary course of business of the Debtors and shall require the prior written consent of the Requisite Commitment Parties, which consent shall not be unreasonably withheld, conditioned or delayed, to the extent not contemplated by the PSA or the Transaction Agreements: (1) any material amendment of any of the Debtors’ certificates of incorporation or bylaws or other organizational documents; (2) any material amendment, material modification, termination, material waiver, material supplement, material restatement or other material change to any Material Contract (other than any Material Contracts that are otherwise addressed by clause (4) below); (3) entry into, or any amendment, modification, termination (other than for cause), waiver, supplement or other change to, any employment agreement or other material arrangement with employees to which the Debtors or any of their Subsidiaries is a party or any assumption of any such employment agreement or other material arrangement in connection with the Chapter 11 Cases, other than in accordance with the Term Sheet; (4) the adoption or material amendment of any management incentive, equity or retention plans or any executive bonuses or retention payments by any of the Debtors, other than as provided by the Term Sheet; or (5) the making or changing of any material election, changing any material annual accounting period, adopting or changing any material method of accounting, filing any material amended tax return, entering into any material closing agreement, settling any material claim or assessment, surrendering any right to claim a material refund, consenting to any extension or waiver of the limitations period applicable to any material claim or assessment (other than pursuant to extensions of time to file tax returns obtained in the ordinary course of business), in each case, with respect to Taxes Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall give the Commitment Parties, directly or indirectly, any right to control or direct the operations of the Debtors and their Subsidiaries.  Prior to the Closing Date, the Debtors shall (and shall cause their Subsidiaries to) exercise, consistent with the terms and conditions of this Agreement and the PSA, complete control and supervision of the business of the Debtors and their Subsidiaries.

Section 6.4                                    Access to Information; Confidentiality.  (a) Subject to applicable Law, Section 6.4(b) and Section 6.4(c), upon reasonable notice during the Pre-Closing Period, the Debtors shall (and shall cause their Subsidiaries to) (i) afford the Initial Commitment Parties and their Representatives, reasonably promptly upon their written request, (A) reasonable access, during normal business hours and without unreasonable disruption or interference with the Debtors’ and their Subsidiaries’ business or operations, to the Debtors’ and their Subsidiaries’ employees, management, advisors, properties, books, Contracts and records, (B) reasonable updates regarding the status of Restructuring Transactions and (C) any other information related to the Restructuring Transactions reasonably requested by the Initial Commitment Parties and their Representatives in writing; and (ii) furnish reasonably promptly to the Initial Commitment Parties and their Representatives all reasonably relevant information concerning the Debtors’ and their Subsidiaries’ business, properties and personnel as may reasonably be requested by any such party, provided that the foregoing shall not require the Debtors (x) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Debtors could cause the Debtors or any of their Subsidiaries to violate any of their respective obligations with respect to confidentiality to a third party; (y) to disclose any legally or otherwise privileged information or attorney work product of the Debtors or any of their Subsidiaries or advisors; or (z) to violate any applicable Laws or Orders.  All requests for information and access made in accordance with this Section 6.4 shall be directed to Weil, Gotshal and Manges LLP, as counsel for the Company, or such other Person as may be designated in writing by the Company’s executive officers.

(b)                                 Each Commitment Party shall, and shall direct its Representatives to, (i) from and after the date hereof until the date that is twelve (12) months after the expiration of the Pre-Closing Period, keep confidential and not provide or disclose to any Person any documents or information received or otherwise obtained by such Commitment Party or its Representatives pursuant to or in connection with this Agreement (including pursuant to Section 6.4(a), Section 6.5 or in connection with a request for approval pursuant to Section 6.3), except that provision or disclosure of such documents or information may be made to any Affiliate or Representative of such Commitment Party who needs to know such information for purposes of this Agreement or the other Transaction Agreements and who agrees to observe the terms of this Section 6.4(b) and (ii) from and after the date hereof until the earlier to occur of (x) the Closing and (y) six (6) months following the date on which this Agreement is terminated in accordance with its terms, not use such documents or information for any purpose other than in connection with this Agreement or the other Transaction Agreements or the transactions contemplated hereby or thereby.

Notwithstanding the foregoing, the immediately preceding sentence shall not apply in respect of documents or information that (1) was known by such Commitment Party or any of its Representatives prior to its disclosure pursuant to this Agreement, provided that such information was not furnished to such Commitment Party or Representative by a source known by such Commitment Party or Representative to be prohibited from disclosing such information by a contractual, legal, or fiduciary obligation to the Company, (2) is, was, or becomes available to the public through no violation or breach of this Agreement by a Commitment Party or its Representatives; (3) is, was, or becomes available to a Commitment Party or its Representatives on a non-confidential basis from a source other than the Debtors or any of their Subsidiaries or any of their respective Representatives, which is not, to the actual knowledge of such applicable recipient, prohibited from disclosing such document or information to the applicable recipient by a contractual, legal or fiduciary obligation to the Company with respect to such information; (4) was or is independently developed by such Commitment Party or any of its Representatives without the use of or reference to such documents or information received or obtained pursuant to this Agreement; (5) becomes available to a Commitment Party or its Representatives through document production or discovery in connection with the Chapter 11 Cases or other judicial or administrative process, but subject to any confidentiality restrictions imposed by the Chapter 11 Cases or other such document production or discovery process; or (6) such Commitment Party or any Representative thereof is requested or required to disclose, in each case, by applicable law, rule, regulation, governmental or regulatory or self-regulatory body, or legal, administrative, or judicial process, (including by court order, deposition, interrogatory, request for documents, subpoena, inspection, audit, civil investigative demand, legal, regulatory, or similar formal or informal process) or pursuant to applicable law or applicable securities exchange rules; provided that such Commitment Party or such Representative shall, to the extent reasonably practicable and permitted by Law, provide the Company with prompt written notice of such request or requirement so that the Company may seek, at the Company’s sole cost and expense, a timely protective order or similar remedy, and such Commitment Party or Representative will use commercially reasonable efforts to cooperate with the Company’s efforts, at the Company’s sole cost and expense, to obtain the same; provided, however, that notwithstanding the foregoing, no such notice shall be required in the case of supervisory, regulatory, administrative or audit examinations, inspections, investigations or inquiries by a banking, accounting, financial or other similar supervisory authority or self-regulatory body asserting jurisdiction over such Commitment Party or its Representatives (which may be internal in-house counsel); provided, further, that in the event that no such protective order or other similar remedy is obtained, the disclosing party shall furnish only that portion of such information or documents that it believes, after consulting with counsel (which may include internal counsel), is legally required to be disclosed and shall exercise its commercially reasonable efforts (at the Company’s sole cost and expense) to obtain assurance that confidential treatment will be accorded such disclosed information or documents.

Section 6.5                        Financial Information.  (a) During the Pre-Closing Period, the Company shall deliver to the counsel and financial advisors to the Initial Commitment Parties, and to each Initial Commitment Party that so requests in writing, all statements and reports the Company is required to deliver to the trustee for or holders of the 1.5 Lien Notes or to the agent and the lenders under the DIP Facility (the “Reports”).  Neither any waiver by the parties to the 1.5 Lien Indenture nor any holder of 1.5 Lien Notes (or group of holders of 1.5 Lien Notes) of their right to receive the Reports nor any amendment or termination of the 1.5 Lien Indenture shall affect the Company’s obligation to deliver the Reports to the Initial Commitment Parties in accordance with the terms of this Agreement.

(b)                                 Each Initial Commitment Party agrees that all information and reports delivered pursuant to this Section 6.5 shall be subject to the provisions of Section 6.4(b).

Section 6.6                        Commercially Reasonable Efforts.  (a) Without in any way limiting any other respective obligation of the Debtors or any Commitment Party in this Agreement, each Party shall, consistent with the PSA, use commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Plan, including using commercially reasonable efforts in:

(i)                                     timely preparing and filing all documentation reasonably necessary to effect all necessary notices, reports and other filings of such Person and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or Governmental Entity;

(ii)                                  defending any Legal Proceedings in any way challenging (A) this Agreement, the Plan or any other Transaction Agreement, (B) the BCA Approval Order or Confirmation Order or (C) the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reversed; and

(iii)                               working together in good faith to finalize the Reorganized Company Corporate Documents, Transaction Agreements and all other documents relating thereto for timely inclusion in the Plan and filing with the Bankruptcy Court.

(b)                                 Without limitation of Sections 6.1 and 6.2, to the extent exigencies permit, the Debtors shall provide or cause to be provided to the Initial Commitment Parties and their Advisors a draft of all material motions, applications, pleadings, schedules, Orders, reports or other material papers (including all material memoranda, exhibits, supporting affidavits and evidence and other supporting documentation) in the Chapter 11 Cases relating to or affecting the Transaction Agreements in advance of filing the same with the Bankruptcy Court.  All such material motions, applications, pleadings, schedules, Orders, reports and other material papers shall be in form and substance reasonably satisfactory to the Requisite Commitment Parties and the Company.

(c)                                  Nothing contained in this Section 6.6 shall limit the ability of any Initial Commitment Party to consult with the Debtors, to appear and be heard, or to file objections, concerning any matter arising in the Chapter 11 Cases to the extent not inconsistent with this Agreement or the PSA.

Section 6.7                        Registration Rights Agreement; Reorganized Company Corporate Documents; Rights Offering Procedures.  (a) The registration rights agreement to be entered into as of the Closing Date shall have terms that are customary for a transaction of this nature and shall be in form and substance reasonably acceptable to the Requisite Commitment Parties and the Company (the “Registration Rights Agreement”).  A form of the Registration Rights

Agreement shall be filed with the Bankruptcy Court as part of the Plan or an amendment or supplement thereto.

(b)                                 On or prior to the Effective Date the Reorganized Company Corporate Documents will be approved, adopted and effective.  Forms of the Reorganized Company Corporate Documents shall be filed with the Bankruptcy Court as part of the Plan or an amendment or supplement thereto.

Section 6.8                        Form D and Blue Sky.  Following the Closing, the Company shall timely file a Form D with the SEC with respect to the Rights Offering Shares and the Unsubscribed Shares issued hereunder to the extent required under Regulation D of the Securities Act and shall provide, upon request, a copy thereof to each Initial Commitment Party.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Rights Offering Shares and the Unsubscribed Shares issued hereunder for sale to the Commitment Parties at the Closing Date pursuant to this Agreement under applicable securities and “Blue Sky” Laws of the states of the United States (or to obtain an exemption from such qualification) and any applicable foreign jurisdictions, and shall provide evidence of any such action so taken to the Initial Commitment Parties on or prior to the Closing Date.  The Company shall timely make all filings and reports relating to the offer and sale of the Rights Offering Shares and the Unsubscribed Shares issued hereunder required under applicable securities and “Blue Sky” Laws of the states of the United States following the Closing Date.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.8.

Section 6.9                        No Integration; No General Solicitation.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Unsubscribed Shares in a manner that would require registration of the Unsubscribed Shares to be issued by the Company on the Effective Date under the Securities Act.  None of the Debtors or any of their affiliates or any other Person acting on its or their behalf will solicit offers for, or offer or sell, any Unsubscribed Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

Section 6.10                 [Reserved.]

Section 6.11                 DTC Eligibility.  To the extent permitted by The Depository Trust Company, the Company shall use commercially reasonable efforts to promptly make all New EP Common Shares deliverable to the Commitment Parties eligible for deposit with The Depository Trust Company, except to the extent the Requisite Commitment Parties request such New EP Common Shares not be made eligible.

Section 6.12                 Use of Proceeds.  The Debtors will apply the proceeds from the exercise of the Subscription Rights and the sale of the Rights Offering Shares for the purposes identified in the Disclosure Statement and the Plan.

Section 6.13                 Share Legend.  Each certificate evidencing all Rights Offering Shares, Unsubscribed Shares and New EP Common Shares issued in satisfaction of the Commitment Premium, in each case, that are issued in connection with this Agreement, shall be stamped or otherwise imprinted with a legend (the “Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER.”

In the event that any such Rights Offering Shares, Unsubscribed Shares or New EP Common Shares are uncertificated, such Rights Offering Shares or Unsubscribed Shares shall be subject to a restrictive notation substantially similar to the Legend in the stock ledger or other appropriate records maintained by the Company or agent and the term “Legend” shall include such restrictive notation.

The Company shall remove the Legend (or restrictive notation, as applicable) set forth above from the certificates evidencing any such shares (or the stock ledger or other appropriate Company records, in the case of uncertified shares) at any time after the restrictions described in such Legend cease to be applicable, including, as applicable, when such shares may be sold under Rule 144 of the Securities Act without volume or manner of sale restrictions.  The Company may reasonably request such opinions, certificates or other evidence that such restrictions or conditions no longer apply as a condition to removing the Legend.

Section 6.14                 Antitrust Approval.  (a) Each Party agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated by this Agreement, the Plan and the other Transaction Agreements, including (i) if applicable, filing, or causing to be filed, the Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission and any filings (or, if required by any Antitrust Authority, any drafts thereof) under any other Antitrust Laws that are necessary to consummate and make effective the transactions contemplated by this Agreement as soon as reasonably practicable and no later than fifteen (15) Business Days following the date hereof and (ii) promptly furnishing documents or information reasonably requested by any Antitrust Authority and supplying to any Governmental Entity as promptly as practicable any additional information or documents that may be requested pursuant to any Law or by such Governmental Entity and taking, or cause to be taken, all other actions and doing, or causing to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(b)                                 The Company and each Commitment Party subject to an obligation pursuant to the Antitrust Laws to notify any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements that has notified the Company in writing of such obligation

(each such Commitment Party, a “Filing Party”) agree to reasonably cooperate with each other as to the appropriate time of filing such notification and its content.  The Company and each Filing Party shall, to the extent permitted by applicable Law:  (i) promptly notify each other of, and if in writing, furnish each other with copies of (or, in the case of material oral communications, advise each other orally of) any communications from or with an Antitrust Authority; (ii) not participate in any meeting with an Antitrust Authority unless it consults with each other Filing Party and the Company, as applicable, in advance and, to the extent permitted by the Antitrust Authority and applicable Law, give each other Filing Party and the Company, as applicable, a reasonable opportunity to attend and participate thereat; (iii) furnish each other Filing Party and the Company, as applicable, with copies of all correspondence and communications between such Filing Party or the Company and the Antitrust Authority; (iv) furnish each other Filing Party with such necessary information and reasonable assistance as may be reasonably necessary or desirable in connection with the preparation of necessary filings or submission of information to the Antitrust Authority; and (v) not withdraw its filing, if any, under the HSR Act without the prior written consent of the Requisite Commitment Parties and the Company.

(c)                                  Should a Filing Party be subject to an obligation under the Antitrust Laws to jointly notify with one or more other Filing Parties (each, a “Joint Filing Party”) any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements, such Joint Filing Party shall promptly notify each other Joint Filing Party of, and if in writing, furnish each other Joint Filing Party with copies of (or, in the case of material oral communications, advise each other Joint Filing Party orally of) any communications from or with an Antitrust Authority.

(d)                                 The Company and each Filing Party shall use their commercially reasonable efforts to obtain all authorizations, approvals, consents, or clearances under any applicable Antitrust Laws or to cause the termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement at the earliest possible date after the date of filing.  The communications contemplated by this Section 6.14 may be made by the Company or a Filing Party on an outside counsel-only basis or subject to other agreed upon confidentiality safeguards.  The obligations in this Section 6.14 shall not apply to filings, correspondence, communications or meetings with Antitrust Authorities unrelated to the transactions contemplated by this Agreement, the Plan or the other Transaction Agreements.

Section 6.15                 Alternative Restructurings.  The Debtors shall take no action that is materially inconsistent with this Agreement, the PSA or the Plan or that would delay approvals of the Disclosure Statement, the solicitation procedures, or confirmation or consummation of the Plan, including seeking, soliciting, or supporting any Alternative Restructurings; provided, that the foregoing limitations shall not apply if in response to any receipt of a written proposal to engage in an Alternative Restructuring, the board of directors (or other applicable governing body thereof) of the Debtors reasonably determines in good faith and after consultation with outside counsel that the failure to take any such action would be inconsistent with the exercise of its fiduciary duties under applicable Law.  If any of the Debtors receive a proposal regarding any Alternative Restructuring from the date of this Agreement until the Effective Date (i) until the occurrence of the termination of the PSA pursuant to the terms thereof, the Debtors shall promptly notify counsel to the Initial Commitment Parties of any such proposal or expression of interest, with such notice to include the material terms thereof, including (unless prohibited by a separate agreement) the identity of the person or group of persons involved, and (ii) the Debtors shall promptly furnish counsel to the Initial Commitment Parties with copies of any written offer or any other information that they receive relating to the foregoing and shall promptly inform counsel to the Initial Commitment Parties of any material changes to such proposals.

Section 6.16                 Milestones.  The Debtors shall complete the Restructuring Transactions in accordance with the following deadlines, which deadlines in all cases may be extended by written agreement of the Requisite Commitment Parties (collectively, the “Milestones”):

(a)                                 on or before of 11:59 p.m. prevailing Central time on October 18, 2019, the Debtors shall have filed a motion seeking approval of this Agreement;

(b)                                 on or before November 18, 2019 (provided, that if the Bankruptcy Court is unable to hear or fully consider the motion to approve the Backstop Agreement on November 12, 2019, then November 25, 2019), the Bankruptcy Court shall have entered a final order or orders, in form and substance mutually satisfactory to the Company and the Requisite Commitment Parties, approving this Agreement;

(c)                                  on or before December 2, 2019, the Bankruptcy Court shall have entered a final order, in form and substance mutually satisfactory to the Company and the Requisite Commitment Parties, authorizing and approving the DIP Facility, the Exit Commitment Letter (as defined in the PSA) and the Debtors’ use of cash collateral;

(d)                                 on or before January 8, 2020, the Bankruptcy Court shall have entered a final order, in form and substance mutually satisfactory to the Company and the Requisite Commitment Parties, approving the Disclosure Statement;

(e)                                  on or before January 8, 2020, the Bankruptcy Court shall have entered a final order, in form and substance mutually satisfactory to the Company and the Requisite Commitment Parties, approving the Rights Offering Procedures;

(f)                                   on or before February 28, 2020, the Bankruptcy Court shall have entered a final order, in form and substance mutually satisfactory to the Company and the Requisite Commitment Parties, confirming the Plan; provided that if the Bankruptcy Court has commenced a hearing on confirmation of the Plan as of February 28, 2020, such date shall automatically extend to March 16, 2020, provided, further, that each such date shall be automatically extended one (1) Business Day for each Business Day that the Supporting Noteholders fail to deliver drafts of the New Corporate Governance Documents (as defined in the PSA) to Weil, Gotshal & Manges LLP in accordance with the deadlines set forth in Section 3(g) of the PSA; and

(g)                                  the Effective Date shall have occurred on or before the Outside Date.

Section 6.17                 DIP Facility.  The Debtors shall enter into the DIP Facility on terms and conditions that are reasonably acceptable to the Requisite Commitment Parties.

Section 6.18                 Listing on the Effective Date.  The Debtors agree, if instructed by the Requisite Commitment Parties and only to the extent not inconsistent with the obligations of the Debtors to be a private company as described in the Term Sheet, to use commercially reasonable efforts to have the New EP Common Shares listed or quoted on the OTC Markets Group’s OTCQX or OTCQB on the Effective Date, or if such listing or quotation is not possible on the Effective Date, as soon as reasonably practicable after the Effective Date, in each case, subject to applicable listing requirements.

Section 6.19                 Non-Disclosure of Holdings Information.  The Debtors shall not disclose publicly Schedule 2 to this Agreement or the holdings information of any Commitment Party as of the date hereof or any time hereafter; provided, that in connection with the Chapter 11 Cases, on or after the Petition Date, the Debtors may file this Agreement with the Bankruptcy Court and the SEC, but shall redact Schedule 2; provided, further, that the Company shall be permitted to disclose in connection with the Chapter 11 Cases, on or after the Petition Date, the aggregate principal amount of, and aggregate percentage of, the 1.5 Lien Notes held by the Commitment Parties and Supporting Noteholders, in each case, as a group.

Section 6.20                 Change of Control. Each Commitment Party (on a several and not joint basis) represents that it has not taken, and agrees with the Debtors that, prior to the Effective Date, it shall not take any action which would result in the occurrence of a Change of Control (as such term is defined in the 1.125 Lien Indenture and the 1.25 Lien Indenture, provided that no Commitment Party shall be liable to any Debtor or any other Commitment Party for a breach of this Section 6.20 that is solely the result of another Commitment Party’s non-compliance with their obligations under this Agreement or the PSA.

ARTICLE VII

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

Section 7.1                        Conditions to the Obligations of the Commitment Parties.  The obligations of each Commitment Party to consummate the transactions contemplated hereby shall be subject to (unless waived in accordance with Section 7.4) the satisfaction of the following conditions prior to or at the Closing in accordance with the Milestones:

(a)                                 BCA Approval Order.  The Bankruptcy Court shall have entered the BCA Approval Order, in form and substance reasonably acceptable to the Requisite Commitment Parties, and such order shall not have been reserved, stayed, amended, modified, dismissed, vacated or reconsidered.

(b)                                 Plan Solicitation Order. The Bankruptcy Court shall have entered the Plan Solicitation Order, in form and substance reasonably acceptable to the Requisite Commitment Parties, and such order shall not have been reserved, stayed, amended, modified, dismissed, vacated or reconsidered.

(c)                                  Confirmation Order.  The Bankruptcy Court shall have entered the Confirmation Order, in form and substance reasonably acceptable to the Requisite Commitment Parties, and such order shall not have been reserved, stayed, amended, modified, dismissed, vacated or reconsidered.

(d)                                 Plan.  The Debtors shall have complied, in all material respects, with the terms of the Plan that are to be performed by the Debtors on or prior to the Effective Date and the conditions to the occurrence of the Effective Date (other than any conditions relating to the occurrence of the Closing) set forth in the Plan shall have been satisfied or, with the prior consent of the Requisite Commitment Parties, waived in accordance with the terms of the Plan.

(e)                                  Rights Offering.  The Rights Offering shall have been conducted, in all material respects, in accordance with the BCA Approval Order, the Rights Offering Procedures and this Agreement, and the Rights Offering Expiration Time shall have occurred.

(f)                                   Effective Date.  The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(g)                                  Registration Rights Agreement; Reorganized Company Corporate Documents.

(i)                                     The Registration Rights Agreement shall have been executed and delivered by the Company, shall otherwise have become effective with respect to the Commitment Parties and the other parties thereto, and shall be in full force and effect.

(ii)                                  The Reorganized Company Corporate Documents shall be in full force and effect.

(h)                                 Consents.  All governmental and third-party notifications, filings, consents, waivers and approvals (A) set forth on Schedule 3 or (B) required for the consummation of the transactions contemplated by this Agreement and the Plan shall have been made or received, except, in the case of clause (B), such other notifications, filings, consents, waivers and approvals the failure of which to be made or received would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i)                                     Antitrust Approvals.  All waiting periods imposed by any Governmental Entity or Antitrust Authority in connection with the transactions contemplated by this Agreement shall have terminated or expired and all authorizations, approvals, consents or clearances under the Antitrust Laws in connection with the transactions contemplated by this Agreement shall have been obtained.

(j)                                    No Legal Impediment to Issuance.  No Law or Order shall have been enacted, adopted or issued by any Governmental Entity that enjoins or prohibits the implementation of the Plan or the transactions contemplated by this Agreement.

(k)                                 Representations and Warranties.

(i)                                     The representations and warranties of the Debtors contained in (x) Sections 4.1 (Organization and Qualification), 4.2 (Corporate Power and Authority), 4.3 (Execution and Delivery; Enforceability), 4.4 (Authorized and Issued Capital Stock), 4.5 (Issuance) and 4.37 (Reservation of New EP Common Shares) shall be true and correct in all respects other than de minimis inaccuracies and (y) 4.26 (No Unlawful Payments),

4.27 (Compliance with Money Laundering Laws), and 4.28 (Compliance with Sanctions Laws) shall be true and correct in all material respects, in each case, on and as of the Closing Date after giving effect to the Plan with the same effect as if made on and as of the Closing Date after giving effect to the Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

(ii)                                  The representations and warranties of the Debtors contained in this Agreement other than those referred to in clause (i) above shall be true and correct (disregarding all materiality or Material Adverse Effect qualifiers) on and as of the Closing Date after giving effect to the Plan with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct does not constitute, individually or in the aggregate, a Material Adverse Effect.

(l)                                     Covenants.  The Debtors shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.

(m)                             Material Adverse Effect.  Since October 18, 2019, there shall not have occurred, and there shall not exist, a Material Adverse Effect.

(n)                                 Officer’s Certificate.  The Initial Commitment Parties shall have received on and as of the Closing Date a certificate of the chief executive officer or chief financial officer of the Reorganized Company confirming that the conditions set forth in Sections 7.1(k), (l), and (m) have been satisfied.

(o)                                 Reinstated Debt. The Reinstated Debt shall have been reinstated upon the terms and conditions contained in the PSA.

(p)                                 Exit Facility.  The Exit Facility shall be in full force and effect on the terms set forth in the Exit Commitment Letter (as defined in the PSA), or on terms otherwise reasonably satisfactory to the Requisite Commitment Parties and the Company.

(q)                                 PSA.  The PSA shall not have terminated.

(r)                                    Commitment Premium.  The Debtors shall have paid (or such amounts shall be paid concurrently with the Closing) to each Commitment Party the applicable Commitment Premium as set forth in Section 3.2.

(s)                                   Funding Notice.  The Commitment Parties shall have received the Funding Notice in accordance with the terms of this Agreement.

Section 7.2                        [Reserved.]

Section 7.3                        Waiver of Conditions to Obligations of Commitment Parties.  All or any of the conditions set forth in Sections 7.1(b) (Disclosure Statement Order), (d) (Plan), (e) (Rights Offering), (g) (Registration Rights Agreement; Reorganized Company Corporate

Documents), (h) (Expense Reimbursement), (i) (Consents), (k) (No Legal Impediment to Issuance), (l) (Representations and Warranties), (m) (Covenants), (n) (Material Adverse Effect), (o) (Officer’s Certificate),  (p) (Reinstated Debt), (q) (Exit Facility), and (r) (PSA)  may only be waived in whole or in part with respect to all Commitment Parties by a written instrument executed by the Requisite Commitment Parties in their sole discretion and if so waived, all Commitment Parties shall be bound by such waiver.  Any of the conditions not listed in the preceding sentence may only be waived in whole or in part with respect to all Commitment Parties by a written instrument executed by all Commitment Parties.

Section 7.4                        Conditions to the Obligations of the Debtors.  The obligations of the Debtors to consummate the transactions contemplated hereby with any Commitment Party is subject to (unless waived by the Company in writing in its sole discretion) the satisfaction of each of the following conditions:

(a)                                 BCA Approval Order.  The Bankruptcy Court shall have entered the BCA Approval Order, in form and substance reasonably acceptable to the Company, and such order shall not have been reserved, stayed, amended, modified, dismissed, vacated or reconsidered.

(b)                                 Plan Solicitation Order. The Bankruptcy Court shall have entered the Plan Solicitation Order, in form and substance reasonably acceptable to the Company, and such order shall not have been reserved, stayed, amended, modified, dismissed, vacated or reconsidered.

(c)                                  Confirmation Order.  The Bankruptcy Court shall have entered the Confirmation Order, in form and substance reasonably acceptable to the Company, and such order shall not have been reserved, stayed, amended, modified, dismissed, vacated or reconsidered.

(d)                                 Effective Date.  The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(e)                                  Rights Offering.  The Rights Offering Expiration Time shall have occurred, and the Debtors shall have received (or substantially concurrently with the Closing will receive) pursuant to the Rights Offering and this Agreement cash consideration and principal amount of Reinstated 1.25 Lien Notes in an aggregate amount equal to at least the Aggregate Commitment Amount.

(f)                                   Antitrust Approvals.  All waiting periods imposed by any Governmental Entity or Antitrust Authority in connection with the transactions contemplated by this Agreement shall have terminated or expired and all authorizations, approvals, consents or clearances under the Antitrust Laws in connection with the transactions contemplated by this Agreement shall have been obtained.

(g)                                  No Legal Impediment to Issuance.  No Law or Order shall have been enacted, adopted or issued by any Governmental Entity that enjoins or prohibits the implementation of the Plan or the transactions contemplated by this Agreement.

(h)                                 Representations and Warranties.  The representations and warranties of the Commitment Parties contained in this Agreement shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all respects only as of the specified date, except for such representations and warranties in respect of which the failure to be true and correct in all respects would not reasonably be expected to, individually or in the aggregate, (i) have a material and adverse effect on the ability of such Commitment Parties to consummate the Restructuring Transactions or (ii) otherwise result in the creation of liabilities of the Debtors that would be material to the Debtors, taken as whole.

(i)                                     Consents.  All governmental and third-party notifications, filings, consents, waivers and approvals set forth on Schedule 3 shall have been made or received.

(j)                                    Covenants.  The Commitment Parties shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.

(k)                                 Exit Facility.  The Exit Facility shall be in full force and effect on the terms set forth in the Exit Commitment Letter (as defined in the PSA), or on terms otherwise reasonably satisfactory to the Requisite Commitment Parties and the Company.

(l)                                     PSA.  The PSA shall not have terminated.

ARTICLE VIII

INDEMNIFICATION AND CONTRIBUTION

Section 8.1                        Indemnification Obligations.  Following the entry of the BCA Approval Order, the Debtors and, after the Closing Date, the Reorganized Company (the “Indemnifying Parties” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Commitment Party and its Affiliates, equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes of the Commitment Parties except to the extent otherwise provided for in this Agreement) (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement and the transactions contemplated hereby, including the Backstop Commitment, the Rights Offering, the payment of the Commitment Premium or the Termination Fee or the use of the proceeds of the Rights Offering, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Debtors, their respective equity holders, Affiliates, creditors or any other Person, and reimburse each Indemnified Person upon demand for reasonable documented out-of-pocket (with such documentation subject to redaction only to preserve attorney client and work product privileges) legal or other third-party expenses actually incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement or the Plan are consummated or whether or not this Agreement is terminated; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) as to a Defaulting Commitment Party or its Related Parties, or (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

Section 8.2                        Indemnification Procedure.  Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party promptly in writing of the commencement thereof; provided, that (a) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (b) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to such Indemnified Person otherwise than on account of this Agreement.  In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Indemnifying Party will be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims.  Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable documented out-of-pocket costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (ii) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Indemnifying Party has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (iii) after the Indemnifying Party assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Indemnifying Party has failed or is failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within ten (10) Business Days following receipt of such notice by the Indemnifying Party, or (iv) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.

Section 8.3                        Settlement of Indemnified Claims.  The Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).  If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, this Article VIII.  The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (i) such settlement includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (ii) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 8.4                        Contribution.  If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 8.1, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations.  It is hereby agreed that the relative benefits to the Indemnifying Party, on the one hand, and all Indemnified Persons, on the other hand, shall be deemed, with respect to the Commitment Parties, to be in the same proportion as (a) the total value received or proposed to be received by the Company pursuant to the issuance and sale of the Rights Offering Shares in the Rights Offering and the New EP Common Shares contemplated by this Agreement and the Plan bears to (b) the Commitment Premium paid or proposed to be paid to the Commitment Parties.  Subject to Section 9.6, the Indemnifying Parties also agree that no Indemnified Person shall have any liability based on their comparative or contributory negligence to the Indemnifying Parties in connection with an Indemnified Claim.

Section 8.5                        Treatment of Indemnification Payments.  All amounts paid by an Indemnifying Party to an Indemnified Person under this Article VIII shall, to the extent permitted by applicable Law, be treated as adjustments to the Purchase Price solely for Tax purposes.  The provisions of this Article VIII are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement.  The BCA Approval Order shall provide that the obligations of the Company under this Article VIII shall constitute allowed administrative expenses of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code and are payable without further Order of the Bankruptcy Court, and that the Company may comply with the requirements of this Article VIII without further Order of the Bankruptcy Court.

Section 8.6                        No Survival.  All representations, warranties, covenants and agreements made in this Agreement shall not survive the Closing Date except for covenants and agreements that by their express terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms.  Notwithstanding the foregoing, the indemnification and other obligations of the Debtors pursuant to this Article VIII and the other obligations set forth in Section 9.6 shall survive the Closing Date until the latest date permitted by applicable Law and, if applicable, be assumed by the reorganized Debtors and their Subsidiaries.

ARTICLE IX

TERMINATION

Section 9.1                        Consensual Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by mutual written consent of the Debtors and the Requisite Commitment Parties.

Section 9.2                        Termination by the Company or the Requisite Commitment Parties. This Agreement may be terminated three (3) Business Days following delivery (x) by the Company on behalf of the Debtors of written notice to each Initial Commitment Party or (y) by the Requisite Commitment Parties of written notice to the Company if:

(a)                                 the Closing Date has not occurred by 11:59 p.m., New York City time on March 19, 2020 (as it may be extended pursuant to Section 2.3(a), the “Outside Date”);

(b)                                 the PSA is terminated in accordance with its terms;

(c)                                  any governmental authority, including any regulatory authority or court of competent jurisdiction, issues any ruling, judgment, or order enjoining the consummation of or rendering illegal the Plan, the Rights Offering or the Restructuring, and such ruling, judgment, or order has not been stayed, reversed, or vacated within fifteen (15) Business Days after such issuance, or with respect to the Requisite Commitment Parties, such ruling, judgment, or order has been issued at the request of or with the acquiescence of the Company;

(d)                                 the Bankruptcy Court enters an order (A) directing the appointment of a trustee in the Chapter 11 Cases, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing the Chapter 11 Case of any of the Debtors other than the Company; or (D) directing the appointment of a trustee, receiver, or examiner with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code in any of the Chapter 11 Cases ; or

(e)                                  the Company or any of the Debtors have entered into a definitive written agreement with respect to an Alternative Restructuring.

Section 9.3                        Termination by the Company.  This Agreement may be terminated by the Company on behalf of the Debtors upon three (3) days written notice to each Initial Commitment Party if:

(a)                                 the Bankruptcy Court denies entry of the BCA Approval Order;

(b)                                 the Closing Date has not occurred by the Outside Date, unless prior thereto the Effective Date occurs and the Rights Offering has been consummated; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.3(b) if it is then in willful or intentional breach of this Agreement;

(c)                                  one or more of the Supporting Noteholders breaches its obligations under the PSA in a material respect and such breach remains uncured for a period of five (5) Business Days after the receipt of written notice of such breach pursuant to Section 6 of the PSA and in accordance with Section 19 thereof, such that the Commitment Party or the Commitment Parties not then in breach of the PSA in a material respect at any time collectively hold less than two-thirds (66.67%) of the aggregate principal amount of all 1.5 Lien Notes;

(d)                                 subject to the right of the Commitment Parties to arrange a Commitment Party Replacement in accordance with Section 2.3(a) (which will be deemed to cure any breach by the replaced Commitment Party pursuant to this Section 9.3(d)), (i) any Commitment Party shall have breached any representation, warranty, covenant or other agreement made by such Commitment Party in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would or would reasonably be expected to, individually or in the aggregate, cause a condition set forth in Section 7.4(h) or Section 7.4(j) not to be satisfied, (ii) the Company shall have delivered written notice of such breach or inaccuracy to such Commitment Party, and (iii) such breach or inaccuracy is not cured by such Commitment Party by the earlier of (x) the tenth (10th) Business Day after receipt of such notice and (y) the third (3rd) day prior to the Outside Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.3(d) if it is then in willful or intentional breach of this Agreement;

(e)                                  the Company determines in good faith, based upon advice of counsel, that proceeding with the Restructuring would be inconsistent with the exercise of the fiduciary duties under applicable law of the board of directors or analogous governing body of the Company; provided, however, that the Company provides notice of such determination to the Initial Commitment Parties within five (5) Business Days after the date thereof; or

(f)                                   any of the BCA Approval Order or the Confirmation Order is reversed, stayed, dismissed, vacated, or reconsidered; and such ruling, judgment, or order has not been stayed, reversed or vacated within ten (10) Business Days after such issuance.

Section 9.4                        Termination by the Requisite Commitment Parties.  This Agreement may be terminated by the Requisite Commitment Parties upon written notice to the Company if any of the following occurs:

(a)                                 (i) the Bankruptcy Court has not entered a final order or orders or denies entry of the BCA Approval Order on or prior to November 18, 2019 (provided, that if the Bankruptcy Court is unable to hear or fully consider the BCA Approval Order on November 12, 2019, then November 25, 2019; or (ii) the Bankruptcy Court has not entered a final order confirming the Plan on or prior to February 28, 2020 (provided, that if the Bankruptcy Court has commenced a hearing on confirmation of the Plan as of February 28, 2020, such date shall automatically extend to March 16, 2020; provided, further, that such date shall be automatically extended one (1) Business Day for each Business Day that the Supporting Noteholders fail to deliver drafts of the New Corporate Governance Documents to Weil, Gotshal & Manges LLP in accordance with the deadlines set forth in the PSA);

(b)                                 any of the BCA Approval Order, the order approving the Disclosure Statement, Plan, Transaction Agreements, or the Confirmation Order is reversed, stayed, dismissed, vacated, reconsidered or is modified or amended without the consent or reasonable consent, as applicable, of the Requisite Commitment Parties;

(c)                                  any of the Transaction Agreements, the PSA, the Rights Offering Procedures, the Disclosure Statement, or the Plan, or any documents related to the Plan, notices, exhibits, or appendices, or any of the other Definitive Documents, is amended or modified in any respect without the consent or reasonable consent, as applicable, of the Requisite Commitment Parties;

(d)                                 (i) (A) a breach in any material respect by the Debtors of any of their obligations under Section 6.15, (B) an Initial Commitment Party delivers written notice of such breach to the Company, and (C) such breach is not cured by the Company by the fifth (5th) Business Day after receipt of such notice, or (ii)  any Debtor or any of its Subsidiaries makes any filing in support of, enters into an agreement with respect to, or announces its support for any Alternative Restructuring or that it will file any plan of reorganization other than the Plan or files any motion or application seeking authority to sell any material assets, in each case without the prior written consent of the Requisite Commitment Parties;

(e)                                  the Company or any other Debtor (i) amends or modifies, or files a pleading seeking authority to amend or modify, the Transaction Agreements or any of the other Definitive Documents in a manner that is materially inconsistent with this Agreement without the consent of the Requisite Commitment Parties or (ii) suspends or revokes the Transaction Agreements;

(f)                                   the failure to meet any of the Milestones in Section 6.16 unless such Milestone(s) is extended in accordance with Section 6.16;

(g)                                  except as provided by the PSA, the modification or amendment of any interim or final DIP Order entered in the Chapter 11 Cases that is not in form and substance mutually reasonably satisfactory to the Company and the Requisite Commitment Parties;

(h)                                 a breach in any material respect by the Company or the other Debtors of any representation, warranty, covenant or other agreement made by the Company or the other Debtors in this Agreement or any such representation or warranty shall have become inaccurate and (i) such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Sections 7.1(l), 7.1(m) or 7.1(n) not to be satisfied, (ii) any Initial Commitment Party shall have delivered written notice of such breach or inaccuracy to the Company, and (iii) if such breach or inaccuracy is capable of being cured, such breach or inaccuracy is not cured by the Company or the other Debtors by fifth (5th) Business Day after receipt of such notice; provided, that, this

Agreement shall not terminate pursuant to this Section 9.4(h) if any Requisite Commitment Party is then in willful or intentional breach of this Agreement;

(i)                                     since October 18, 2019 there shall have occurred any event, development, occurrence or change that, individually, or together with all other Events, has had or would reasonably be expected to have a Material Adverse Effect; or

(j)                                    the Company files any motion, application, cause of action, or adversary proceeding against, challenging, and/or seeking to restrict or hinder the enforcement of any rights of the holders of 1.5 Lien Notes Claims in their capacity as such or to challenge the validity, perfection, priority, or enforceability, or seek avoidance or subordination, of any 1.5 Lien Notes Claims (or if the Company supports any such motion, application or adversary proceeding commenced by any third party or consents to the standing of any such third party), or otherwise seeks to impose liability upon or enjoin the 1.5 Lien Notes Claims, in each case other than the enforcement by the Debtors of the automatic stay provisions of the Bankruptcy Code;

(k)                                 an Event of Default (as defined in the DIP Facility) under the DIP Facility has occurred and is continuing without waiver and not subject to forbearance for more than three (3) Business Days and the effect of such Event of Default is to cause the DIP Facility to become due prior to its stated maturity;

provided, that unless and until there is an unstayed Order of the Bankruptcy Court providing that the giving of notice under and/or termination of this Agreement in accordance with its terms is not prohibited by the automatic stay imposed by section 362 of the Bankruptcy Code, this Agreement shall terminate automatically without further action or notice by any Party if any of the foregoing set forth in clauses (a) or (b) occurs.

Section 9.5                        Limitation on Termination Rights. Notwithstanding any provision to the contrary in this Article IX, no Party may exercise any of its respective termination rights set forth herein if such Party has failed to perform or comply in all material respects with the terms and conditions of this Agreement or the PSA (unless such failure to perform or comply arises as a result of another Party’s actions or inactions), with such failure to perform or comply causing, or resulting in, the occurrence of the applicable termination right to be exercised pursuant to Section 9.2, Section 9.3 or Section 9.4; provided, that nothing in this Section 9.5 shall limit the termination rights of any Party pursuant to Section 9.2(a).

Section 9.6                        Effect of Termination.  (a) Upon termination of this Agreement pursuant to this Article IX, this Agreement shall forthwith become void and of no force or effect and there shall be no further obligations or liabilities on the part of the Parties; provided, that (i) subject to Section 2.3(c), the obligations of the Debtors to pay the Expense Reimbursement pursuant to Article III, to satisfy their indemnification obligations pursuant to Article VIII and to pay the Termination Fee pursuant to Section 9.6(b) shall survive the termination of this Agreement and shall remain in full force and effect, in each case, until such obligations have been satisfied, (ii) the provisions set forth in Section 6.4(b), this Section 9.6 and Article X shall survive the termination of this Agreement in accordance with their terms and (iii) subject to Section 10.10, nothing in this Section 9.6 shall relieve any Party from liability for its gross negligence, willful misconduct or any willful or intentional breach of this Agreement.  For purposes of this Agreement, “willful or intentional breach” means a breach of this Agreement that is a consequence of an act undertaken by the breaching party with the knowledge that the taking of such act would, or would reasonably be expected to, cause a breach of this Agreement.

(b)                                 If this Agreement shall be terminated for any reason other than (i) by the Company under Section 9.3(a), (c) (only in the case such Supporting Noteholder is also a Commitment Party hereunder) or (d), (ii) by the Requisite Commitment Parties under Section 9.2(c) or (iii) by either the Company or the Requisite Commitment Parties pursuant to Section 9.2(b) if (in the case of this clause (iii)) the PSA was terminated due to a “Supporting Noteholder Termination Event” (as defined in the PSA) of the type described in clause (iii) or (xiii) of the definition thereof, then the Debtors shall, within three (3) Business Days after the date of such termination, pay the Termination Fee entirely in cash to the Commitment Parties (including any Replacement Commitment Parties, but excluding any Defaulting Commitment Parties) or their designees in the amounts set forth in Schedule 2.  To the extent that all amounts due in respect of the Termination Fee pursuant to this Section 9.6(b) have actually been paid by the Debtors to the Commitment Parties in connection with a termination of this Agreement, the Commitment Parties shall not have any additional recourse against the Debtors for any obligations or liabilities relating to or arising from this Agreement. Except as expressly set forth in this Section 9.6(b), the Termination Fee shall not be payable upon the termination of this Agreement.  The Termination Fee shall, pursuant to the BCA Approval Order, constitute allowed administrative expenses of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code.

(c)                                  For the avoidance of doubt, upon any termination of this Agreement other than in connection with the consummation of the Closing, each Commitment Party will be deemed to have automatically revoked and withdrawn any exercise of its Subscription Rights without any further action and irrespective of the expiration or availability of any “withdrawal period” or similar restriction, whereupon any such exercises and consents will be deemed, for all purposes, to be null and void ab initio and will not be considered or otherwise used in any manner by the Parties in connection with the Restructuring Transactions, the Rights Offering, and this Agreement, and the Company agrees not to accept any such exercises or consents or consummate the Rights Offering, and to take all action necessary or reasonably required to allow the Commitment Parties to arrange with their custodian and brokers to effectuate the withdrawal of such exercises and consents, including the reopening or extension of any withdrawal or similar periods.

ARTICLE X

GENERAL PROVISIONS

Section 10.1                 Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):

(a)                                 If to the Company or the other Debtors:

mail to:

EP Energy Corporation

1001 Louisiana Street

Houston, Texas 77002

Attn: Jace D. Locke

Email: jace.locke@epenergy.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Matt Barr, Ronit Berkovich and Gavin Westerman

Tel: (212) 310-8010; (212) 310-8534; (212) 310-8747

Email: matt.barr@weil.com; ronit.berkovich@weil.com; gavin.westerman@weil.com

(b)                                 If to the Commitment Parties (or to any of them) or any other Person to which notice is to be delivered hereunder, to the address set forth opposite each such Commitment Party’s name on Schedule 2, with a copy (which shall not constitute notice) to:

Milbank LLP
Attn:  Casey Fleck, Gerard Uzzi and Eric Stodola
55 Hudson Yards
New York, New York 10001
Tel: (212) 530-5000;
Email:            cfleck@milbank.com, guzzi@milbank.com & estodola@milbank.com

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention:                                         Jeffrey D. Saferstein, Esq.

Jacob A. Adlerstein, Esq.

Email:                                                            jsaferstein@paulweiss.com

jadlerstein@paulweiss.com

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Tel:  (212) 909-6000

Attention:                                         Sidney P. Levinson

Email:                                                            slevinson@debevoise.com

Section 10.2                 Assignment; Third-Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the Company and the Requisite Commitment Parties, other than an assignment by a Commitment Party expressly permitted by Section 2.3 or Section 2.6 and any purported assignment in violation of this Section 10.2 shall be void ab initio and of no force or effect.  Except as expressly provided in Article VIII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.

Section 10.3                 Prior Negotiations; Entire Agreement.  (a) This Agreement (including the agreements attached as Exhibits to and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the Parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement, except that the Parties acknowledge that any confidentiality agreements heretofore executed between or among the Parties and the PSA (including the Term Sheet) will each continue in full force and effect.

(b)                                 Notwithstanding anything to the contrary in the Plan (including any amendments, supplements or modifications thereto) or the Confirmation Order (and any amendments, supplements or modifications thereto) or an affirmative vote to accept the Plan submitted by any Commitment Party, nothing contained in the Plan (including any amendments, supplements or modifications thereto) or Confirmation Order (including any amendments, supplements or modifications thereto) shall alter, amend or modify the rights of the Commitment Parties under this Agreement unless such alteration, amendment or modification has been made in accordance with Section 10.7.

Section 10.4                 Governing Law; Venue.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH (A) THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD FOR ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANY OTHER JURISDICTION, AND (B) TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.  THE PARTIES CONSENT AND AGREE THAT ANY ACTION TO ENFORCE THIS AGREEMENT OR ANY DISPUTE, WHETHER SUCH DISPUTES ARISE IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT (OR, SOLELY TO THE EXTENT THE BANKRUPTCY COURT DECLINES JURISDICTION OVER SUCH ACTION OR DISPUTE, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY).  THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT.  EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE BANKRUPTCY COURT, (II) SUCH PARTY OR SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY THE BANKRUPTCY COURT OR (III) ANY LITIGATION OR

OTHER PROCEEDING COMMENCED IN THE BANKRUPTCY COURT IS BROUGHT IN AN INCONVENIENT FORUM.  THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

Section 10.5                 Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.

Section 10.6                 Counterparts.  This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.  Any facsimile or electronic signature shall be treated in all respects as having the same effect as having an original signature.

Section 10.7                 Waivers and Amendments; Rights Cumulative; Consent.  This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company and the Requisite Commitment Parties; provided, that any Commitment Party’s prior written consent shall be required for any amendment (other than in accordance with Section 10.17) that would, directly or indirectly:  (i) modify such Commitment Party’s Backstop Commitment Percentage, (ii) increase the Purchase Price to be paid in respect of the Unsubscribed Shares, or (iii) have a materially adverse and disproportionate effect on such Commitment Party.  Notwithstanding the foregoing, Schedule 2 shall be revised as necessary without requiring a written instrument signed by the Company and the Requisite Commitment Parties to reflect conforming changes in the composition of the Commitment Parties and Backstop Commitment Percentages as a result of Transfers permitted and consummated in compliance with the terms and conditions of this Agreement.  The terms and conditions of this Agreement (other than the conditions set forth in Sections 7.1, the waiver of which shall be governed solely by Article VII) may be waived (A) by the Debtors only by a written instrument executed by the Company and (B) by the Requisite Commitment Parties only by a written instrument executed by the Requisite Commitment Parties.  No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.

Section 10.8                 Headings.  The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 10.9                 Specific Performance.  The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.  Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 10.10          Damages.  Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits in connection with the breach or termination of this Agreement.

Section 10.11          No Reliance.  No Commitment Party or any of its Related Parties shall have any duties or obligations to the other Commitment Parties in respect of this Agreement, the Plan or the transactions contemplated hereby or thereby, except those expressly set forth herein.  Without limiting the generality of the foregoing, (a) no Commitment Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Commitment Parties, (b) no Commitment Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Commitment Party, (c) no Commitment Party or any of its Related Parties shall have any duty to the other Commitment Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Commitment Parties any information relating to the Debtors or any of their Subsidiaries that may have been communicated to or obtained by such Commitment Party or any of its Affiliates in any capacity, (d) no Commitment Party may rely, and confirms that it has not relied, on any due diligence investigation that any other Commitment Party or any Person acting on behalf of such other Commitment Party may have conducted with respect to the Debtors or any of their Affiliates or any of their respective securities, and (e) each Commitment Party acknowledges that no other Commitment Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Unsubscribed Shares or Backstop Commitment Percentage of its Backstop Commitment.

Section 10.12          Publicity.  At all times prior to the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Company and the Initial Commitment Parties shall consult with each other prior to issuing any press releases (and provide each other a reasonable opportunity to review and comment upon such release) or otherwise making public announcements with respect to the transactions contemplated by this Agreement; provided, that no Commitment Party that is not an Initial Commitment Party shall issue any press release or otherwise make any public announcements with respect to the transactions contemplated by this Agreement; provided, however, that nothing in this Section 10.12 shall prohibit any Party from filing any motions or other pleadings or documents with the Bankruptcy Court in connection with the Chapter 11 Cases.

Section 10.13          Settlement Discussions.  This Agreement and the transactions contemplated herein are part of a proposed settlement of a dispute between the Parties.  Nothing herein shall be deemed an admission of any kind.  Pursuant to Section 408 of the U.S. Federal Rules of Evidence and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any Legal Proceeding, except to the extent filed with, or disclosed to, the Bankruptcy Court in connection with the Chapter 11 Cases (other than a Legal Proceeding to approve or enforce the terms of this Agreement).  The Parties agree that any valuations of the Company’s or other Debtor’s assets or estates, whether implied or otherwise, arising from this Agreement shall not be binding for any other purpose, including determining recoveries under the Plan, and that this Agreement does not limit the Parties’ rights regarding valuation in the Chapter 11 Cases.

Section 10.14          No Recourse.  Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates or any of the respective Related Parties of such Party or of the Affiliates of such Party (in each case other than the Parties to this Agreement and each of their respective successors and permitted assignees under this Agreement), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of such Related Parties, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10.14 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments.  For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.

Section 10.15          Fiduciary Duties.  Nothing in this Agreement shall require the Debtors, nor the Debtors’ directors, managers, or officers, to take or refrain from taking any action (including. terminating this Agreement under Article IX), to the extent such person or persons determines, based on the advice of counsel, that taking, or refraining from taking, such action, as applicable, would be inconsistent with applicable law or its fiduciary obligations under applicable law; provided, that this Section 10.15 shall not impede any Party’s right to terminate this Agreement pursuant to Article IX.

Section 10.16          Severability In the event that any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties will be enforceable to the fullest extent permitted by law.

Section 10.17          Additional Commitment Parties.

(a)                                 The Company may allow Persons that own 1.5 Lien Notes Claims, are not Initial Commitment Parties and are both (a) “accredited investors” (as defined in Rule 501(a) under the Securities Act) and (b) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) to join this Agreement as additional Commitment Parties (“Additional Commitment Parties”)  until November 4, 2019 without the consent of the other Parties to this Agreement pursuant to joinders to be executed by such Additional Commitment Parties and the Company, in a form reasonably acceptable to the Requisite Commitment Parties and the Company (the “Additional Commitment Party Joinders”).  Pursuant to the Additional Commitment Party Joinders, each Additional Commitment Party may commit to (a) a Commitment Amount (such Additional Commitment Party’s “Additional Cash Commitment”) not to exceed its Pro Rata share (based on its holdings of 1.5 Lien Notes Claims) of $325,000,000, and (b) an Exchange Amount (together with an additional Commitment Amount equal to such Exchange Amount, which shall be added to such Additional Commitment Party’s Additional Cash Commitment); provided, in the case of clause (b), that (x) the ratio of such Additional Commitment Party’s Additional Cash Commitment to such Additional Commitment Party’s Exchange Amount shall not be less than 13.00 to 6.00; (y) such Additional Commitment Party or its Related Purchasers shall beneficially own 1.25 Lien Notes Claims and 1.5 Lien Notes Claims in an amount sufficient such that such Additional Commitment Party would not be a Defaulting Commitment Party; and (z) if the aggregate Exchange Amount requested by all prospective Additional Commitment Parties exceeds $33,000,000, the Exchange Amount requested by each prospective Additional Commitment Party (and the corresponding additional Commitment Amount pursuant to clause (b)) shall be reduced ratably (based on such Additional Commitment Party’s requested Exchange Amount as a share of the aggregate requested Exchange Amount of all prospective Additional Commitment Parties) so that the aggregate Exchange Amount (and corresponding additional Commitment Amount) of all Additional Commitment Parties equals $33,000,000.  Notwithstanding anything to the contrary in this Agreement, the Company and the Requisite Commitment Parties may amend Schedule 2 without the consent of any other Person to reflect the Commitment Amount and Exchange Amount of any Additional Commitment Parties and to adjust the Commitment Amount, Exchange Amount, Commitment Premium and Termination Fee amounts for the Initial Commitment Parties so that the Aggregate Commitment Amount does not exceed $475,000,000 and the total Exchange Amount of all Commitment Parties (including all Additional Commitment Parties) does not exceed $150,000,000.  For the avoidance of doubt, in no event shall any such amendment reduce (i) the Aggregate Commitment Amount below $463,000,000 or (ii) the total Exchange Amount of all Commitment Parties below $138,000,000.

(b)                                 Notwithstanding anything in this Agreement to the contrary, including Section 10.7, the Company and the Requisite Commitment Parties, each acting reasonably, may, and shall, amend Schedule 2 to effectuate the addition of additional Commitment Parties contemplated by Section 10.17(a) and may, and shall, amend this Agreement to make such corresponding changes in this Agreement as are necessary, desirable or appropriate, in their reasonable discretion, to effectuate or implement the same.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EP ENERGY CORPORATION, on its own behalf, and on behalf of its subsidiaries and affiliates

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EPE ACQUISITION, LLC

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EP ENERGY, LLC

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EVEREST ACQUISITION FINANCE INC.

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EP ENERGY GLOBAL LLC

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EP ENERGY MANAGEMENT, L.L.C.

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EP ENERGY RESALE COMPANY

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

EP ENERGY E&P COMPANY, L.P.

By: EP Energy Management, L.L.C., its general partner

By:	/s/ Jace Locke
Name: Jace Locke
Title: Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

AOP VII (EPE INTERMEDIATE), L.P.

By: Apollo Advisors VII, L.P., its general partner

By: Apollo Capital Management VII, LLC its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

ANRP (EPE INTERMEDIATE), L.P.

By: Apollo ANRP Advisors, L.P., its general partner

By: Apollo ANRP Capital Management, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

ANRP (CORP AIV), L.P.

By: Apollo ANRP Advisors, L.P., its general partner

By: Apollo ANRP Capital Management, LLC its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO INVESTMENT FUND VII, L.P

By: Apollo Advisors VII, L.P., its general partner

By: Apollo Capital Management VII, LLC its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VII, L.P

By: Apollo Advisors VII, L.P., its general partner

By: Apollo Capital Management VII, LLC its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO INVESTMENT FUND (PB) VII, L.P

By: Apollo Advisors VII, L.P., its general partner

By: Apollo Capital Management VII, LLC its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

ELLIOT ASSOCIATES, L.P.

By:	Elliot Capital Advisors, L.P., as general partner
By:	Braxton Associates, Inc., as general partner
By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice-President

ELLIOT INTERNATIONAL, L.P.

By:	Hambledon, Inc., its general partner
By:	Elliot International Capital Advisors Inc., as attorney-in-fact
By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice-President

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

AVENUE ENERGY OPPORTUNITIES FUND, L.P.

By: AVENUE ENERGY OPPORTUNITIES PARTNERS, LLC, its General Member
By: GL Energy Opportunities Partners, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE ENERGY OPPORTUNITIES FUND II, L.P.

By: AVENUE ENERGY OPPORTUNITIES PARTNERS II, LLC, its General Member
By: GL ENERGY OPPORTUNITIES PARTNERS II, LLC, its Sole Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE STRATEGIC OPPORTUNITIES FUND, L.P.

By: Avenue Strategic Opportunities Fund GenPar, LLC, its General Partner
By: GL Strategic Opportunities Partners, LLC, its sole Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE SPECIAL OPPORTUNITIES FUND II, L.P.

By: AVENUE SO PARTNERS PARTNERS II, LLC, its General Partner
By: GL SO Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[SIGNATURE PAGE TO BACKSTOP COMMITMENT AGREEMENT]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

AI Drilling Investments, LLC

By:	Access Industries Management, LLC, Its Manager

By:	/s/ Lincoln Benet
Name:	Lincoln Benet
Title:	President

By:	/s/ Alejandro Moreon
Name:	Alejandro Moreno
Title:	Executive Vice President

Schedule 1 — Subsidiaries

EPE Acquisition, LLC

EP Energy, LLC

Everest Acquisition Finance Inc.

EP Energy Global LLC

EP Energy Management, L.L.C.

EP Energy Resale Company, L.L.C.

EP Energy E&P Company, L.P.

Schedule 2 — Commitment Parties

[REDACTED]

Schedule 3 — Consents

None.

EXHIBIT A — FORM OF JOINDER FOR RELATED PURCHASER

JOINDER TO BACKSTOP COMMITMENT AGREEMENT

JOINDER TO BACKSTOP COMMITMENT AGREEMENT (this “Joinder”) dated as of [    ], 201[9], by and among [            ] (the “Transferor”) and [            ] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, EP Energy Corporation (the “Company”), the other Debtors party thereto and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment Agreement, dated as of October 18, 2019 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(b) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any creditworthy Affiliate or Related Fund, subject to the terms and conditions set forth in the Agreement;

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the percentage of its Backstop Commitment set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.  The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.

2.                                      Agreement to Transfer.  The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, the Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee set forth beneath its signature in the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.                                      Agreement to be Bound.  The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement and (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Shares as corresponds to the Transferee’s Commitment Amount and Exchange Amount.  For the avoidance of doubt, the Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee as of the date hereof are set forth on the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.

4.                                      Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants that (a) the Transferee is an Affiliate or a Related Fund of the Transferor and (b) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

5.                                      Representations and Warranties of the Transferee.  The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of Sections 5.7(a) and 5.7(b) of the Agreement, the Transferee’s aggregate principal amount of 1.5 Lien Notes Claims as of the date hereof is as set forth on the signature page hereto.

6.                                      Governing Law.  This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction, and, to the extent applicable, the Bankruptcy Code.

7.                                      Notice.  All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.

TRANSFEROR:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

TRANSFEREE:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

Acknowledged and Agreed to:

By:

By:

By:

By:

By:

By:

By:

By:

EXHIBIT B-1 —

JOINDER TO BACKSTOP COMMITMENT AGREEMENT

JOINDER TO BACKSTOP COMMITMENT AGREEMENT (this “Joinder”) dated as of [    ], 2017, by and among [            ] (the “Transferor”) and [            ] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, EP Energy Corporation (the “Company”), the other Debtors party thereto and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment Agreement, dated as of October 18, 2019 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(c) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any other Commitment Party or such other Commitment Party’s Affiliate or Related Fund, subject to the terms and conditions set forth in the Agreement; and

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the percentage of its Backstop Commitment set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.  The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.

2.                                      Agreement to Transfer.  The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, the Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee set forth beneath its signature in the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.                                      Agreement to be Bound.  The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement and (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Shares as corresponds to the Transferee’s Commitment Amount and Exchange Amount.  For the avoidance of doubt, the Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee as of the date hereof are set forth on the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such

Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.

4.                                      [Release of Obligations of Transferor.  Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of the Agreement that occurs prior to consummation of the Subject Transfer) under the Agreement to the extent of the Backstop Commitment Transferred in the Subject Transfer.](1)

5.                                      Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants that (a) the Subject Transfer has been approved by the Requisite Commitment Parties and (b) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.                                      Representations and Warranties of the Transferee.  The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of Sections 5.7(a) and 5.7(b) of the Agreement, the Transferee’s aggregate principal amount of 1.5 Lien Notes Claims as of the date hereof is as set forth on the signature page hereto.

7.                                      Governing Law.  This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction, and, to the extent applicable, the Bankruptcy Code.

8.                                      Notice.  All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

(1)  To be included only if the transferor is an Initial Commitment Party or Related Purchaser thereof.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.

TRANSFEROR:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

TRANSFEREE:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

EXHIBIT B-2 — FORM OF AMENDMENT FOR EXISTING COMMITMENT PARTY PURCHASER

AMENDMENT TO BACKSTOP COMMITMENT AGREEMENT

AMENDMENT TO BACKSTOP COMMITMENT AGREEMENT (this “Amendment”) dated as of [    ], 201[9], by and among [            ] (the “Transferor”) and [            ] (the “Transferee”).

W I T N E S S E T H:

WHEREAS, EP Energy Corporation (the “Company”), the other Debtors party thereto and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment Agreement, dated as of October 18, 2019 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(c) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any other Commitment Party or such other Commitment Party’s Affiliate or Related Fund, subject to the terms and conditions set forth in the Agreement; and

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the percentage of its Backstop Commitment set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.  The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Amendment and is incorporated herein by reference, mutatis mutandis.

2.                                      Agreement to Transfer.  The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, the Commitment Amount, Exchange amount, Commitment Premium, and Termination Fee set forth beneath its signature in the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.                                      Agreement to be Bound.  The Transferee hereby agrees to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Shares as corresponds to the Transferee’s Commitment Amount and Exchange Amount.  For the avoidance of doubt, the Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee as of the date hereof are set forth on the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment

Amount, Exchange Amount, Commitment Premium, and Termination Fee may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.

4.                                      [Release of Obligations of Transferor.  Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of the Agreement that occurs prior to consummation of the Subject Transfer) under the Agreement to the extent of the Commitment Amount and Exchange Amount Transferred in the Subject Transfer.](2)

5.                                      Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants that (a) the Subject Transfer has been approved by the Requisite Commitment Parties and (b) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.                                      Representations and Warranties of the Transferee.  The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of Sections 5.7(a) and 5.7(b) of the Agreement, the Transferee’s aggregate principal amount of 1.5 Lien Notes Claims as of the date hereof is as set forth on the signature page hereto.

7.                                      Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction, and, to the extent applicable, the Bankruptcy Code.

8.                                      Notice.  All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

(2)  To be included only if transferor is an Initial Commitment Party or Related Purchaser thereof.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed as of the date first written above.

TRANSFEROR:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

TRANSFEREE:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount:

Exchange Amount:

Commitment Premium:

Termination Fee:

1.5 Lien Notes Claims:

1.25 Lien Notes Claims:

Acknowledged and Agreed to:

[DEBTOR]

[ ]

By:

[ ]

By:

[ ]

By:

[ ]

By:

[ ]

By:

EXHIBIT C — FORM OF JOINDER FOR NEW PURCHASER

JOINDER TO BACKSTOP COMMITMENT AGREEMENT

JOINDER TO BACKSTOP COMMITMENT AGREEMENT (this “Joinder”) dated as of [    ], 201[9], by and among [            ] (the “Transferor”), [            ] (the “Transferee”) and EP Energy Corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company, the other Debtors party thereto and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment Agreement, dated as of October 18, 2019 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, pursuant to Section 2.6(d) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Backstop Commitment to any Person, subject to the terms and conditions set forth in the Agreement;

WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the percentage of its Backstop Commitment set forth beneath its signature in the signature page hereto (the “Subject Transfer”);

WHEREAS, the Subject Transfer has been consented to be the Requisite Commitment Parties; and

WHEREAS, [the Subject Transfer has been consented to by the Company]/[the Transferor has agreed to remain obligated to fund the portion of the Backstop Commitment to be Transferred in the Subject Transfer;]

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:

1.                                      Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.  The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.

2.                                      Agreement to Transfer.  The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, the Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee set forth beneath its signature in the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement).

3.                                      Agreement to be Bound.  The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement and (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Shares as corresponds to the Transferee’s Commitment Amount and Exchange Amount.  For the avoidance of doubt, the Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee as of the date hereof are set forth on the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Amount, Exchange Amount, Commitment Premium, and Termination Fee may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.

4.                                      Release of Obligations of Transferor.  Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of the Agreement that occurs prior to consummation of the Subject Transfer) under the Agreement to the extent of the Commitment Amount and Exchange Amount Transferred in the Subject Transfer.

5.                                      Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants that (a) the Subject Transfer has been approved by the Requisite Commitment Parties; (b) [the Subject Transfer has been consented to by the Company]/[it has agreed to remain obligated to fund the Backstop Commitment to be Transferred in the Subject Transfer] and (c) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.

6.                                      Representations and Warranties of the Transferee.  The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement; provided, however, for purposes of Sections 5.7(a) and 5.7(b) of the Agreement, the Transferee’s aggregate principal amount of 1.5 Lien Notes Claims as of the date hereof is as set forth on the signature page hereto.

7.                                      Governing Law.  This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction, and, to the extent applicable, the Bankruptcy Code.

8.                                      Notice.  All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.

TRANSFEROR:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

TRANSFEREE:
[ ]

By:
Name:
Title:

Address 1:

Address 2:

Attention:

Facsimile:

Commitment Amount Transferred:
Remaining Commitment Amount (after giving effect to the transfer):
Exchange Amount Transferred:
Remaining Exchange Amount (after giving effect to the transfer):
Commitment Premium Transferred:
Remaining Commitment Premium (after giving effect to the transfer):
Termination Fee Transferred:
Remaining Termination Fee (after giving effect to the transfer):
1.5 Lien Notes Claims:
1.25 Lien Notes Claims:

ACKNOWLEDGED:

[ ]

By:

[ ]

By:

[ ]

By:

[ ]

By:

[ ]

By:

[ ]

By:

EXHIBIT D — FORM OF FUNDING NOTICE

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